EXHIBIT 99.1

WEINGARTEN REALTY

People-to-People.Coast-to-Coast.

SAFEWAY

KROGER

Supplemental Financial Information

THE HOME DEPOT

publix

Quarter ended September 30, 2012

2600 Citadel Plaza Dr, Ste 125 <> Houston, Texas 77008 <> 800.688.8865

Table of Contents	Page No.

Quarterly Earnings Press Release	i - iv

Corporate Profile	1

Financial Summary
Condensed Consolidated Statements of Income	3
Condensed Consolidated Balance Sheets	4
Supplemental Financial Data	5
Funds from Operations
Recurring Funds from Operations
Dividends
General and Administrative Expenses
Supplemental Income Statement Detail	6
Rentals, net
Fee Income Primarily from Real Estate Joint Ventures and Partnerships
Interest Expense, net
Interest and Other Income, net
Supplemental Analyst Information
Net Operating Income Including Joint Ventures
Equity in Earnings (Losses) of Real Estate Joint Ventures and Partnerships, net
Supplemental Balance Sheet Detail	7
Property
Straight Line Rent Receivable
Other Assets, net
Other Liabilities, net
Identified Intangible Assets and Liabilities
Capitalization and Coverage Ratios	8
Common Share Data
Capitalization
Capital Availability
Public Debt Covenant Ratios
Net Debt to Adjusted EBITDA
Credit Ratings

Investment Activity
New Development Properties	10
Land Held for Development	11
Disposition and Acquisition Summary	12
Property Investment Summary	13

Summary of Debt
Debt Information	15
Outstanding Balance Summary
Fixed vs. Variable Rate Debt
Secured vs. Unsecured Debt
Weighted Average Interest Rates
Schedule of Maturities	16

Joint Ventures
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at 100%	18
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at Pro rata Share	19
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships	20
Mortgage Debt Information for Unconsolidated Real Estate Joint Ventures & Partnerships	21

Portfolio Summary
Tenant Diversification by Percent of Rental Revenues	23
Portfolio Operating Information	24
Lease Expirations
Leasing Activity / Rent Growth - Signed Leases
Occupancy
Same Property Net Operating Income Growth
Total Net Operating Income by Geographic Region	25
Average Base Rents by CBSA	26 -28

Property Listing	30 - 41

Other Topics of Interest
Reconciliation of Impairment Transactions	43
Guidance	44

    2600 Citadel Plaza Drive

    P.O. Box 924133

    Houston, Texas 77292-4133

NEWS RELEASE

Information: Michelle Wiggs, Phone: (713) 866-6050

WEINGARTEN REALTY INCREASES SAME STORE NET

OPERATING INCOME BY 4.9%

HOUSTON, October 29, 2012 (BUSINESS WIRE) -- Weingarten Realty (NYSE: WRI) announced today the results of its operations for the quarter ended September 30, 2012. The supplemental financial package with additional information can be found on the Company’s website under the Investor Relations tab.

Third Quarter Operating and Financial Highlights

¡	Recurring Funds from Operations (“FFO”) for the quarter totaled $56.2 million or $0.46 per diluted share;

¡	Same Property Net Operating Income increased a strong 4.9% over the same quarter of the prior year;

¡	Occupancy of the Company’s retail portfolio increased again this quarter by 1.1% to 93.9% from 92.8% for the third quarter of 2011;

¡	Acquisitions totaling $114 million and dispositions of $89 million were completed during the quarter, and;

¡	Ten-year notes totaling $300 million were sold subsequent to quarter-end at an attractive yield of 3.42%.

Financial Results

The Company reported net income attributable to common shareholders of $31.4 million or $0.26 per diluted share (hereinafter “per share”) for the third quarter of 2012, as compared to a net loss of $42.1 million or $0.35 per share for the same period in 2011. Included in the 2011 operating results were non-cash impairment charges of $0.44 per share. Net income for the nine months ended September 30, 2012 was $66.3 million or $0.54 per share compared to a net loss of $42.0 million or $0.35 per share for 2011. Included in the 2011 operating results were non-cash impairment charges of $0.63 per share.

Reported FFO was $55.1 million or $0.45 per share for the third quarter of 2012 compared to $30.7 million or $0.25 per share for 2011. Excluded from Reported FFO in 2011 were impairments of $0.25 per share as they related to operating properties. Year-to-date, Reported FFO was $165.6 million or $1.36 per share for 2012 compared to $115.2 million or $0.96 per share for 2011.

Recurring FFO for the quarter ended September 30, 2012 was $0.46 per share or $56.2 million. For the same quarter last year, Recurring FFO was $0.47 per share. The $0.01 per share decrease in Recurring FFO over the prior year was primarily due to dispositions

i

totaling $627 million since September 30, 2011, which includes the sale of the Company’s wholly-owned industrial assets in the second quarter of 2012 totaling $382 million. This reduction was offset by an improvement in operating income from increased occupancy in the existing portfolio, reduced interest expense resulting from refinanced debt maturities and acquisitions totaling $235 million. For the nine months, Recurring FFO was $169.6 million or $1.39 per share for 2012 compared to $159.2 million or $1.32 per share for 2011, a 5.3% increase on a per share basis.

A reconciliation between net income attributable to common shareholders to Reported FFO and Recurring FFO is listed on page 5 of the Company’s supplemental package.

Operating Results

Occupancy of the retail portfolio increased to 93.9% in the third quarter from 93.7% in the prior quarter and by a very strong 1.1% from 92.8% in the third quarter of 2011. Occupancy of small shop space increased by 0.5% from the prior quarter and by an impressive 1.6% from the same quarter of the prior year.

Same Property Net Operating Income (“SPNOI”) for retail properties increased 4.9% primarily due to continued strength in both renewals and new leases and a reduction in merchant fallouts. Year-to-date, SPNOI has increased 4.1%, which ranks at the top of the Company’s shopping center peer group.

The Company produced strong leasing results during the third quarter with 356 new retail leases and renewals, totaling over one million square feet. These transactions were comprised of 152 new leases and 204 renewals, which represent annualized revenues of $5.1 million and $9.8 million, respectively. Year-to-date, the average rental rate increase on retail leases signed was a solid 3.8%.

“Our continued rise in occupancy and excellent Same Property NOI growth is a clear reflection of our best in class operating platform. While economic activity remains sluggish, our local market expertise coupled with our quality portfolio of properties enables us to sustain this improvement in operating results,” said Johnny Hendrix, Executive Vice President and Chief Operating Officer.

Capital Recycling

The Company continued its progress in selling its secondary assets and redeploying that capital into higher quality investments in its target markets. Year-to-date, dispositions have totaled $565 million. During the quarter, the Company sold ten retail assets for $66 million and continued the divestiture of its industrial assets by selling nine properties for $23 million from one of its remaining joint ventures. The Company expects to sell its interest in its other industrial joint venture by year-end. The Company redeployed $114 million with the purchase of two outstanding shopping centers and the opportunistic purchase of its venture partner’s interest in another. The Company purchased Roswell Crossing, a 202,000 square foot shopping center in Roswell, Georgia, an affluent suburb of Atlanta. Anchored by Trader Joe’s, Walgreens, OfficeMax and PetsMart, the trade area has average household incomes over $128,000 within a three-mile trade area and 66% of the residents are college graduates. The Company also purchased Pike Center, an 81,300 square foot community shopping center in affluent Rockville, Maryland. The center’s demographics boast 145,000 people within three miles and average household incomes of $110,000. Year-to-date, the Company has invested $235 million in quality shopping centers in great markets.

“We have delivered on every facet of the five-year strategic plan we laid out back in 2011. We continue to reduce the size of our secondary portfolio and recycle that capital into outstanding new properties while using some of the proceeds to reduce our leverage. We are not finished repositioning our portfolio, but our progress has been substantial,” said Drew Alexander, President and Chief Executive Officer.

Balance Sheet

On October 9, 2012, the Company closed on the sale of $300 million of 3.375% notes due in October 2022. The notes yield interest at 3.42% and were sold at a discount to par value. The proceeds from the transaction were used to pay down all amounts outstanding under the Company’s $500 million revolving credit facility and to redeem $54 million of its 3.95% Convertible Notes.

Subsequent to this transaction, the Company also called for the redemption of $72.5 million of its 6.95% Series E Preferred Shares.

“The $300 million notes offering was exceptionally well received by the market as the transaction was more than six times over-subscribed with $1.2 billion of demand. The sale of these notes allowed us to lock in very favorable long-term rates for ten years and pay off our revolving credit facility to provide liquidity for future debt maturities and growth opportunities.” said Steve Richter, Executive Vice President and Chief Financial Officer.

Recurring FFO Guidance

With respect to 2012 guidance, the Company once again raised the lower end of guidance for Recurring FFO from $1.78 to $1.84 per share to $1.80 to $1.84 per share and also improved its rental growth assumption from -1% to +2% to +2% to +4%. Recurring FFO guidance for 2013 is a range from $1.84 to $1.90 per share. The Company’s guidance for 2012 and 2013 and assumptions for 2012 are provided in its supplemental package.

Dividends

The Board of Trust Managers declared a common dividend of $0.29 per share for the third quarter of 2012. The dividend is payable in cash on December 14, 2012 to shareholders of record on December 6, 2012.

The Board of Trust Managers also declared dividends on the Company’s preferred shares. Dividends related to the 6.75% Series D Cumulative Redeemable Preferred Shares (NYSE:WRIPrD) are $0.421875 per share for the quarter. Dividends on the 6.50% Series F Cumulative Redeemable Preferred Shares (NYSE:WRIPrF) are $0.40625 per share for the quarter. All preferred dividends are payable on December 14, 2012 to shareholders of record on December 6, 2012.

Conference Call Information

The Company also announced that it will host a live webcast of its quarterly conference call on October 29, 2012 at 10:00 a.m. Central Time. The live webcast can be accessed via the Company’s website at www.weingarten.com. Alternatively, if you are not able to access the call on the web, you can listen live by phone by calling (888) 771-4371 (conference ID # 32594657). A replay will be available through the Company’s website starting approximately two hours following the live call.

About Weingarten Realty Investors

Weingarten Realty Investors (NYSE: WRI) is a shopping center owner, manager and developer. At September 30, 2012, the Company owned or operated under long-term leases, either directly or through its interest in real estate joint ventures or partnerships, a total of 301 developed income-producing properties and 11 properties under various stages of construction and development. The total number of properties includes 295 neighborhood and community shopping centers and 17 other operating properties located in 22 states spanning the country from coast to coast representing approximately 59.8 million square feet. To learn more about the Company’s operations and growth strategies, please visit www.weingarten.com.

Forward-Looking Statements

Statements included herein that state the Company’s or Management’s intentions, hopes, beliefs, expectations or predictions of the future are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 which by their nature, involve known and unknown risks and uncertainties. The Company’s actual results, performance or achievements could differ materially from those expressed or implied by such statements. Reference is made to the Company’s regulatory filings with the Securities and Exchange Commission for information or factors that may impact the Company’s performance.

Corporate Profile

Weingarten Realty Investors is an unincorporated trust organized under the Texas Real Estate Investment Trust Act that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of September 30, 2012, we owned or operated under long-term leases, interests in 301 developed properties and 11 new development properties which are located in 22 states that span the United States from coast to coast. The total number of properties includes 295 neighborhood and community shopping centers and 17 other operating properties. These properties represent approximately 59.8 million square feet of which our interests in these properties aggregated approximately 34.2 million square feet of leasable area. Our properties were 93.6% leased as of September 30, 2012, and historically our portfolio occupancy rate has never been below 90%.

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Stock Listings

New York Stock Exchange:
Common Shares	WRI
Series D Preferred Shares	WRI-PD
Series E Preferred Shares	WRI-PE
Series F Preferred Shares	WRI-PF
8.1% 2019 Notes	WRD

Forward-Looking Statements

This supplement, together with other statements and information publicly disseminated by us, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. These forward-looking statements relate to the company’s intentions, beliefs, expectations or projections of the future. It is important to note that the company’s actual results could differ materially from those projected in such forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: (i) disruptions in financial markets, (ii) general economic and local real estate conditions, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iv) financing risks, such as the inability to obtain equity, debt, or other sources of financing on favorable terms, (v) changes in governmental laws and regulations, (vi) the level and volatility of interest rates, (vii) the availability of suitable acquisition opportunities, (viii) the ability to dispose properties, (ix) changes in expected development activity, (x) increases in operating costs, (xi) tax matters, including failure to qualify as a real estate investment trust, and (xii) investments through real estate joint ventures and partnerships, which involve risks not present in investments in which we are the sole investor. Accordingly, there is no assurance that our expectations will be realized.

Non-GAAP Disclosures

The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations (“FFO”) as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding extraordinary items and gains or losses from sales of operating real estate assets and interests in real estate equity investments, plus depreciation and amortization of operating properties and impairment of depreciable real estate and in substance real estate equity investments, including our share of unconsolidated real estate joint ventures and partnerships. We calculate FFO in a manner consistent with the NAREIT definition. Management uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO should not be considered as an alternative to net income or other measurements under GAAP as an indicator of our operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity. FFO does not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

Financial Summary

Weingarten Realty Investors

Condensed Consolidated Statements of Income

(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,		Twelve Months Ended December 31,
	2012	2011	2012	2011	2011	2010	2009	2008
Revenues:
Rentals, net	$126,406	$119,746	$363,770	$347,882	$464,889	$459,604	$471,352	$494,521
Other	3,139	3,123	8,444	11,123	14,094	12,550	16,327	12,472

Total	129,545	122,869	372,214	359,005	478,983	472,154	487,679	506,993

Expenses:
Depreciation and amortization	36,623	33,487	103,909	98,489	131,582	125,364	122,958	126,960
Operating	26,583	22,494	73,088	66,777	90,286	90,987	88,315	98,964
Real estate taxes, net	15,259	14,658	43,557	42,054	55,362	53,062	58,243	58,292
Impairment loss	159	31,658	9,908	51,319	54,420	33,317	34,983	52,539
General and administrative	6,421	5,762	21,105	18,898	25,478	24,944	25,865	25,666

Total	85,045	108,059	251,567	277,537	357,128	327,674	330,364	362,421

Operating Income	44,500	14,810	120,647	81,468	121,855	144,480	157,315	144,572
Interest Expense, net	(28,109)	(35,475)	(88,587)	(108,268)	(139,716)	(145,390)	(149,427)	(152,114)
Interest and Other Income (Loss), net	1,818	(494)	4,786	2,984	5,062	9,823	11,422	4,308
Gain on Sale of Real Estate Joint Venture and Partnership Interests			5,562
Gain on Acquisition	1,869		1,869
Equity in Earnings (Losses) of Real Estate Joint Ventures and Partnerships, net (a)	4,905	(3,034)	(6,715)	3,942	7,834	12,889	5,548	12,196
(Loss) Gain on Redemption of Convertible Senior Unsecured Notes						(135)	25,311	12,961
Gain on Land and Merchant Development Sales							17,956	8,361
(Provision) Benefit for Income Taxes	(733)	(471)	(462)	67	(137)	92	(5,971)	10,552

Income (Loss) from Continuing Operations	24,250	(24,664)	37,100	(19,807)	(5,102)	21,759	62,154	40,836

Operating Income (Loss) from Discontinued Operations	2,636	(12,272)	9,763	1,802	9,889	26,381	32,091	43,039
Gain on Sale of Property from Discontinued Operations	14,826	586	49,724	586	10,212	1,093	55,956	68,722

Income (Loss) from Discontinued Operations	17,462	(11,686)	59,487	2,388	20,101	27,474	88,047	111,761
Gain on Sale of Property	335	392	859	1,588	1,740	2,005	25,075	1,998

Net Income (Loss)	42,047	(35,958)	97,446	(15,831)	16,739	51,238	175,276	154,595
Less: Net (Income) Loss Attributable to Noncontrolling Interests	(1,774)	2,738	(4,557)	410	(1,118)	(5,032)	(4,174)	(8,943)

Net Income (Loss) Adjusted for Noncontrolling Interests	40,273	(33,220)	92,889	(15,421)	15,621	46,206	171,102	145,652
Preferred Share Dividends	(8,869)	(8,869)	(26,607)	(26,607)	(35,476)	(35,476)	(35,476)	(34,711)
Redemption Costs of Preferred Shares								(1,850)

Net Income (Loss) Attributable to Common Shareholders	$31,404	$(42,089)	$66,282	$(42,028)	$(19,855)	$10,730	$135,626	$109,091

Earnings Per Common Share - Basic	$0.26	$(0.35)	$0.55	$(0.35)	$(0.17)	$0.09	$1.24	$1.29

Earnings Per Common Share - Diluted	$0.26	$(0.35)	$0.54	$(0.35)	$(0.17)	$0.09	$1.23	$1.28

(a)	See Page 19 for the Company’s pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors

Condensed Consolidated Balance Sheets

(in thousands, except per share amounts)

	September 30,	December 31,
	2012	2011
ASSETS

Property	$4,392,028	$4,688,526
Accumulated Depreciation	(1,013,294)	(1,059,531)
Property Held for Sale, net	73,404	73,241

Property, net	3,452,138	3,702,236

Investment in Real Estate Joint Ventures and Partnerships, net (a)	300,471	341,608

Total	3,752,609	4,043,844

Notes Receivable from Real Estate Joint Ventures and Partnerships	90,385	149,204
Unamortized Debt and Lease Costs, net	138,718	115,191
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $11,693 in 2012 and $11,301 in 2011 )	77,741	86,530
Cash and Cash Equivalents	19,089	13,642
Restricted Deposits and Mortgage Escrows	13,813	11,144
Other, net	170,304	168,671

Total Assets	$4,262,659	$4,588,226

LIABILITIES AND EQUITY

Debt, net	$2,227,419	$2,531,837
Accounts Payable and Accrued Expenses	117,956	124,888
Other, net	120,433	107,919

Total Liabilities	2,465,808	2,764,644

Commitments and Contingencies

Equity:
Shareholders’ Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share;shares authorized: 10,000
6.75% Series D cumulative redeemable preferred shares of beneficial interest; 100 shares issued and outstanding in 2012 and 2011; liquidation preference $75,000	3	3
6.95% Series E cumulative redeemable preferred shares of beneficial interest; 29 shares issued and outstanding in 2012 and 2011; liquidation preference $72,500	1	1
6.5% Series F cumulative redeemable preferred shares of beneficial interest; 140 shares issued and outstanding in 2012 and 2011; liquidation preference $350,000	4	4
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 275,000; shares issued and outstanding: 121,350 in 2012 and 120,844 in 2011	3,658	3,641
Additional Paid-In Capital	1,997,230	1,983,978
Net Income Less Than Accumulated Dividends	(343,688)	(304,504)
Accumulated Other Comprehensive Loss	(25,939)	(27,743)

Total Shareholders’ Equity	1,631,269	1,655,380
Noncontrolling Interests	165,582	168,202

Total Equity	1,796,851	1,823,582

Total Liabilities and Equity	$4,262,659	$4,588,226

(a) This represents the Company’s investment of its unconsolidated real estate joint ventures and partnerships. See page 19 for additional information.

Weingarten Realty Investors

Supplemental Financial Data

(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Funds from Operations
Numerator:
Net income (loss) attributable to common shareholders	$31,404	$(42,089)	$66,282	$(42,028)
Depreciation and amortization	35,611	38,470	106,551	113,397
Depreciation and amortization of unconsolidated real estate joint ventures and partnerships	5,254	5,689	16,261	17,282
Impairment of operating properties and real estate equity investments	177	24,341	15,007	27,576
Impairment of operating properties of unconsolidated real estate joint ventures and partnerships	57	5,253	19,946	5,664
(Gain) on acquisition	(1,869)		(1,869)	(4,559)
(Gain) on sale of property and interests in real estate equity investments	(15,140)	(979)	(56,047)	(2,129)
(Gain) loss on sale of property of unconsolidated real estate joint ventures and partnerships	(435)		(558)	10

Funds from Operations - Basic	55,059	30,685	165,573	115,213
Funds from operations attributable to operating partnership units

Funds from Operations - Diluted	55,059	30,685	165,573	115,213
Adjustments for Recurring FFO:
Other impairment loss, net of tax	159	23,048	403	42,062
Extinguishment of debt costs, net		2,429		2,679
Severance costs			2,123
Acquisition costs	981	12	1,473	276
Litigation settlement, net of tax				(1,040)

Recurring Funds from Operations - Diluted	$56,199	$56,174	$169,572	$159,190

Denominator:
Weighted average shares outstanding - Basic	120,766	120,413	120,637	120,301
Effect of dilutive securities:
Share options and awards	1,078		1,016
Operating partnership units

Weighted average shares outstanding - Diluted	121,844	120,413	121,653	120,301

Funds from Operations per Share - Basic	$0.46	$0.25	$1.37	$0.96

Funds from Operations Per Share - Diluted	$0.45	$0.25	$1.36	$0.96
Adjustments for Recurring FFO per share:
Other impairment loss, net of tax		0.20		0.35
Extinguishment of debt costs, net		0.02		0.02
Severance costs			0.02
Acquisition costs	0.01		0.01
Litigation settlement, net of tax				(0.01)

Recurring Funds from Operations Per Share - Diluted	$0.46	$0.47	$1.39	$1.32

Dividends
Common Dividends per Share	$0.290	$0.275	$0.870	$0.825

Common Dividends Paid as a % of Funds from Operations	63.9%	108.3%	63.7%	86.5%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	5.0%	4.7%	5.7%	5.3%

General and Administrative Expenses/Total Assets before Depreciation	0.12%	0.10%	0.40%	0.33%

Weingarten Realty Investors

Supplemental Income Statement Detail

(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Rentals, net
Base minimum rent, net	$98,282	$91,866	$284,282	$270,728
Straight line rent	1,121	844	2,626	3,339
Over/Under-market rentals, net	227	124	495	619
Percentage rent	1,603	1,334	3,850	3,107
Tenant reimbursements	25,173	25,578	72,517	70,089

Total	$126,406	$119,746	$363,770	$347,882

Fee Income Primarily from Real Estate Joint Ventures and Partnerships
Recurring	$1,791	$1,651	$5,180	$4,814
Non-Recurring				86

Total	$1,791	$1,651	$5,180	$4,900

Interest Expense, net
Interest paid or accrued	$29,166	$36,430	$91,681	$109,962
Over-market mortgage adjustment of acquired properties, net	(257)	(314)	(700)	(1,543)
Amortization of convertible bond discount		190		1,334

Gross interest expense	28,909	36,306	90,981	109,753
Capitalized interest	(800)	(831)	(2,394)	(1,485)

Total	$28,109	$35,475	$88,587	$108,268

Interest and Other Income, net
Interest income from joint ventures (primarily construction loans)	$824	$832	$2,240	$2,581
Deferred compensation interest income (expense)	766	(1,560)	1,787	(792)
Other	228	234	759	1,195

Total	$1,818	$(494)	$4,786	$2,984

Supplemental Analyst Information

Net Operating Income including Joint Ventures
Revenues	$129,545	$122,869	$372,214	$359,005
Operating expense	(26,583)	(22,494)	(73,088)	(66,777)
Real estate taxes	(15,259)	(14,658)	(43,557)	(42,054)

Total	87,703	85,717	255,569	250,174

Net Operating Income from Discontinued Operations	3,479	13,397	24,753	41,132

Minority Interests Share of Net Operating Income and Other Adjustments	(5,540)	(6,817)	(16,023)	(18,727)

Pro rata Income From Consolidated Ventures	85,642	92,297	264,299	272,579

Pro rata share of Unconsolidated Joint Ventures
Revenues	17,025	17,343	50,786	51,448
Operating expense	(2,940)	(2,886)	(8,563)	(8,621)
Real estate taxes	(2,173)	(2,040)	(6,451)	(6,182)

Total	11,912	12,417	35,772	36,645

Net Operating Income including Joint Ventures	$97,554	$104,714	$300,071	$309,224

Equity in Earnings (Losses) of Real Estate Joint Ventures and Partnerships, net
Net income (loss) from unconsolidated real estate joint ventures and partnerships	$3,610	$(3,779)	$(10,153)	$656
Intercompany fee income reclass	1,254	1,217	3,785	3,796
Other adjustments	41	(472)	(347)	(510)

Equity in earnings (loss) of real estate joint ventures and partnerships, net	$4,905	$(3,034)	$(6,715)	$3,942

Weingarten Realty Investors

Supplemental Balance Sheet Detail

(in thousands)

	September 30,	December 31,
	2012	2011
Property
Land	$873,448	$918,627
Land held for development	123,615	124,528
Land under development	16,485	20,281
Buildings and improvements	3,314,307	3,557,173
Construction in-progress	64,173	67,917

Total	$4,392,028	$4,688,526

Straight Line Rent Receivable	$58,539	$61,684

Other Assets, net
Notes receivable and mortgage bonds, net	$35,603	$40,380
Debt service guaranty asset	74,075	74,075
Non-qualified benefit plan assets	16,483	14,697
Out-of-market rentals, net	8,285	5,755
Deferred income tax asset	12,308	11,936
Interest rate derivative	10,852	10,816
Other	12,698	11,012

Total	$170,304	$168,671

Other Liabilities, net
Deferred revenue	$9,139	$14,992
Non-qualified benefit plan liabilities	47,332	44,523
Deferred income tax payable	4,918	5,320
Out-of-market rentals, net	20,328	13,386
Interest rate derivative	827	674
Other	37,889	29,024

Total	$120,433	$107,919

Identified Intangible Assets and Liabilities
Identified Intangible Assets:
Above-market leases (included in Other Assets, net)	$16,769	$17,342
Above-market leases - Accumulated Amortization	(8,484)	(11,587)
Below-market assumed mortgages (included in Debt, net)	5,722	5,722
Below-market assumed mortgages - Accumulated Amortization	(2,216)	(1,762)
Valuation of in place leases (included in Unamortized Debt and Lease Costs, net)	107,071	74,361
Valuation of in place leases - Accumulated Amortization	(38,752)	(38,842)

Total	$80,110	$45,234

Identified Intangible Liabilities:
Below-market leases (included in Other Liabilities, net)	$40,314	$39,399
Below-market leases - Accumulated Amortization	(19,986)	(26,013)
Above-market assumed mortgages (included in Debt, net)	45,350	45,670
Above-market assumed mortgages - Accumulated Amortization	(29,581)	(31,597)

Total	$36,097	$27,459

Weingarten Realty Investors

Capitalization and Coverage Ratios

(in thousands, except common share data and percentages)

		September 30,	December 31,
		2012	2011
Common Share Data
Closing Market Price		$28.11	$21.82

Dividend Yield		4.13%	5.04%

90-Day, Average Daily Trading Volume		705,460	1,089,938

Capitalization (As reported)
Debt		$2,227,419	$2,531,837
Preferred Shares		497,500	497,500

Sub-total Debt & Preferred Shares		2,724,919	3,029,337
Common Shares at Market		3,411,149	2,636,816
Operating Partnership Units at Market		44,245	34,563

Total Market Capitalization		$6,180,313	$5,700,716

Debt to Total Market Capitalization		36.0%	44.4%
Debt & Preferred to Total Market Capitalization		44.1%	53.1%

Capitalization (Pro rata)
Debt		$2,154,554	$2,468,738
Preferred Shares		497,500	497,500

Sub-total Debt & Preferred Shares		2,652,054	2,966,238
Common Shares at Market		3,411,149	2,636,816
Operating Partnership Units at Market		44,245	34,563

Total Market Capitalization		$6,107,448	$5,637,617

Debt to Total Market Capitalization		35.3%	43.8%
Debt & Preferred to Total Market Capitalization		43.4%	52.6%

Capital Availability
Revolving Credit Facility		$500,000	$500,000
Less:
Balance Outstanding Under Revolving Credit Facility		250,000	145,000
Outstanding Letters of Credit Under Revolving Facility		2,429	3,429

Unused Portion of Credit Facility		$247,571	$351,571

Public Debt Covenant Ratios	Restrictions
Debt to Asset Ratio	Less than 60.0%	42.2%	44.8%
Secured Debt to Asset Ratio	Less than 40.0%	18.4%	18.1%
Fixed Charge Ratio	Greater than 1.5x	3.0x	2.3x
Unencumbered Asset Test	Greater than 100%	275.2%	256.8%

Net Debt to Adjusted EBITDA		6.02x	6.50x
Debt, net of cash and cash equivalents. EBITDA adjusted for gain/loss on sale of real estate and other non-cash items, primarily impairments.

Credit Ratings		S&P	Moody’s
Senior Debt		BBB	Baa2
Preferred Shares		BB+	Baa3
Outlook		Stable	Stable

Investment Activity

Weingarten Realty Investors

New Development Properties

As of September 30, 2012

(in thousands at pro rata share, except percentages)

									Pro Rata Spent Year-To-	Pro Rata Spent Inception
					Total Square Feet		Percent Leased				Total Estimated
				WRI	of Building Area (1)		Net @				Investment (3)		Est. Final	Completions ($)
Center Name		Location	Anchors	Own %	Gross	Net	100%	Gross	Date	to Date (2)	WRI Costs	Gross Costs	ROI %	Year To Date

UNDER DEVELOPMENT

1	Whole Foods @ Carrollwood	Tampa, Florida	Whole Foods	100.0%	37	37	100.0%	100.0%	4,000	7,424	7,952	7,952
2	Dacula Market	Dacula, Georgia	Kroger#	100.0%	117	24	58.8%	91.5%	442	3,729	4,347	4,347
3	Surf City Crossing	Surf City (Wilmington), North Carolina	Harris Teeter	100.0%	75	63	93.0%	84.0%	65	8,130	7,277	7,277
4	Ridgeway Trace Center Phase 2	Memphis, Tennessee	Target #, Sports Authority, Best Buy, PetSmart, Staples	100.0%	80	80	93.9%	93.9%	1,800	23,587	24,594	24,594
5	North Towne Plaza	Brownsville, Texas	Lowes#	100.0%	153	36	32.2%	84.1%	2,495	7,296	7,878	7,878
6	Westwood Center	San Antonio, Texas	Wal-Mart #	100.0%	304	69	70.3%	88.5%	391	17,823	16,602	16,602
7	Tomball Marketplace	Tomball, Texas	Academy#	100.0%	147	62	57.4%	82.1%	383	14,111	15,266	15,266
	Tomball Marketplace Phase 2	Tomball, Texas	Ross, Marshall’s	100.0%	169	100	66.0%	79.8%	2,881	16,205	17,355	17,355

	Total Wholly Owned				1,081	471	73.6%	86.5%	$12,457	$98,305	$101,271	$101,271	7.0%	$23,053

8	300 West*	Salt Lake City, Utah	Target #	31.8%	181	14	100.0%	100.0%	63	3,499	3,555	11,179
9	Riverpoint at Sheridan	Sheridan (Denver), Colorado	Costco #, Target #, Regal Cinema	50.0%	523	97	77.8%	91.8%	203	38,905	23,635	47,270
10	Clermont Landing Phase 2*	Clermont, Florida	JC Penney #, Epic Theater #, TJ Maxx, Ross	65.7%	63	23	33.2%	62.6%	12	3,894	4,289	6,528
11	Hilltop Village Center (4)	Alexandria, Virginia	Wegman’s	100.0%	265	265	67.5%	67.5%	10,594	22,553	64,035	64,035

	Total Joint Venture				1,033	399	71.6%	85.2%	$10,872	$68,852	$95,514	$129,012	7.5%	$1,701

	Total 11 Properties Under Development (exclusive of phasing)				2,114	870	72.5%	85.9%	$23,329	$167,156	$196,784	$230,283	7.2%	$24,754

					Spent Inception to Date (from above)						$167,156	$214,514
					Additional Capital Needed to Complete						53,617	57,113
					Reimbursement of Future Property Sales & Bond Proceeds						(23,989)	(41,344)

					Total Estimated Investment						$196,784	$230,283

	QTR Completed	YTD Completed	4Q’12E	1Q’13E	2Q’13E	3Q’13E	4Q’13E	Remaining Balance

Completion ($)	$6,855	$24,754	$9,800 - $11,800	$800 - $3,800	$1,300 - $6,300	$1,900 - $6,900	$3,800 - $8,800	$73,300 - $78,300
Weighted Return (%)	6.0%	6.7%	8.5% - 8.9%	4.9% - 5.4%	7.2% - 7.7%	6.8% - 7.3%	5.3% - 5.8%	7.7% - 8.2%
Net Operating Income	$408	$1,654	$836 - $1,066	$39 - $204	$93 - $482	$129 - $502	$200 - $508	$5,609 - $6,383

*	Unconsolidated Joint Venture
#	Denotes anchors that are not owned by Weingarten.
(1)

Total Building Area (Gross) square footage reflects 100% ownership including square feet owned by other. WRI’s share of building area (Net) square footage reflects WRI’s ownership percentage excluding square feet owned by other and excluding other possible future building area.

(2)	Net of non-cash impairment charges.
(3)	Net of anticipated proceeds from land sales and tax incentive financing.
(4)	Hilltop Village Center: 50/50 Joint Venture with 100% funding by WRI.

Note: Phased properties are counted as one property.

Weingarten Realty Investors

Land Held for Development

As of September 30, 2012

(in thousands, except acres and percentages)

	Ownership	Gross	Investment (1)
Location	Interest	Acres	100%	Pro Rata

New Development Phased Projects
US Hwy 1 and Caveness Farms Road, Wake Forest - Raleigh, NC	100.0%	37.5
Highway 17 and Highway 210, Surf City, NC	100.0%	46.5
FM 2920 and Future 249, Tomball - Houston, TX	100.0%	10.6
Decatur at 215 - Las Vegas, NV	100.0%	16.2
Hwy 85 & Hwy 285, Sheridan, CO	50.0%	18.2
US 77 & FM 802, Brownsville, TX	100.0%	21.0
US Hwy 17 & US Hwy 74/76, Leland, NC	100.0%	12.6
Bear Valley Road at Jess Ranch Parkway (III), Apple Valley, CA	50.0%	10.9
South 300 West & West Paxton Avenue, Salt Lake City, UT	31.8%	4.6
State Hwy 95 & Bullhead Pkwy, Bullhead City, AZ	100.0%	7.2
Belle Terre Pkwy & State Rd 100, Palm Coast, FL	100.0%	6.7
SR 207 & Rolling Hills Drive, St. Augustine, FL	70.0%	5.2
29th St at Nolana Loop, McAllen, TX	50.0%	3.8
Bear Valley Road at Jess Ranch Parkway (II), Apple Valley, CA	50.0%	3.2
Southern Ave & Signal Butte Rd, Mesa, AZ	100.0%	1.5
SEC Poplar Ave at I-240, Memphis, TN	100.0%	1.2

Total New Development Phased Projects		206.9	$52,241	$44,285

Other Raw Land
FM 1957 (Potranco Rd) and FM 211, San Antonio, TX	50.0%	198.7
South Fulton Parkway and SH 92, Union City - Atlanta, TX	100.0%	81.6
Shary Road and US Hwy 83, Mission, TX	50.0%	35.8
SH 281 & Wilderness Oaks, San Antonio, TX	100.0%	29.2
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh, NC	100.0%	11.7
Lon Adams Rd at Tangerine Farms Rd - Marana, AZ	50.0%	9.7
Rock Prairie Rd. at Hwy. 6, College Station, TX	100.0%	9.0
SH 151 & Ingram Rd, San Antonio, TX	66.7%	7.2
Young Pines and Curry Ford Rd, Orlando, FL	100.0%	3.0
Leslie Rd. at Bandera Rd., Helotes, TX	100.0%	1.7
Other (2)	100.0%	41.4

Total Raw Land		429.1	$83,493	$62,059

Total Land Held For Development Properties		635.9	$135,734	$106,344

(1)	Net of impairment adjustments and valuation adjustments due to consolidation of joint ventures.
(2)	Primarily represents land parcels held by WRI for many years that have never been reported as new development assets.

Note: Land costs account for $108.9 million of total investment at 100%, $83.0 million at pro rata share.

Weingarten Realty Investors

Disposition and Acquisition Summary

For the Period Ended September 30, 2012

(in thousands at pro rata share)

Center	City/State	Sq. Ft. of Area at 100%	Date Sold	Sales Proceeds	Weighted Sales Cap
Dispositions

1st Quarter
River Marketplace *	Lafayette, LA	343	1/06/12
River Pointe - Pad	Conroe, TX	-	1/17/12
Mineral Springs Village	Durham, NC	58	1/24/12
Roswell Corners - Pad	Roswell, GA	4	1/27/12
North Main Place	Houston, TX	19	2/02/12
Fondren Square	Houston, TX	63	2/10/12
Gardens of Havana *	Aurora, CO	497	2/17/12
Norchester Village	Houston, TX	108	3/01/12
The Promenade	Lewiston, ME	271	3/16/12
Heritage Station - Pad	Wake Forest, NC	-	3/27/12

2nd Quarter
Stonecrest Business Center	Houston, TX	111	4/05/12
Cedar Bayou	La Marque, TX	15	4/09/12
Eastpark - Pad	Houston, TX	-	4/17/12
Phelan West	Beaumont, TX	12	5/14/12
Prien Lake Plaza	Lake Charles, LA	8	5/18/12
Wholly-Owned Industrial Portfolio	Various	9,558	5/24/12
Orleans Station	New Orleans, LA	3	5/25/12
Moore Plaza - Right of Way	Corpus Christi, TX	-	5/28/12
Jess Ranch Phase III - Pad *	Apple Valley, CA	-	5/29/12
Venice Pines	Venice, FL	97	6/07/12
Custer Park	Plano, TX	178	6/15/12
Calder Shopping Center	Beaumont, TX	35	6/18/12
Shoppes at Parkwood Ranch - Pad	Mesa, AZ	-	6/27/12
Kohl’s Shopping Center	Topeka, KS	116	6/28/12

3rd Quarter
Caveness Farms - Pad	Wake Forest, NC	-	7/17/12
6845 Crescent Drive *	Norcross, GA	361	7/17/12
Cullen Place	Houston, TX	7	7/23/12
Studewood Shopping Center	Houston, TX	28	8/02/12
North Sharyland Crossing - Pad *	Mission, TX	-	8/03/12
Fry’s Ellsworth Plaza	Mesa, AZ	9	8/27/12
Pitman Corners	Plano, TX	191	8/31/12
Boulveard Marketplace	Midwest City, OK	36	9/05/12
Bayshore Plaza	Pasdena, TX	36	9/14/12
Central Plaza	Lubbock, TX	152	9/21/12
Pinecrest Plaza	Southern Pines, NC	252	9/27/12
Virginia Industrial Portfolio *	Virginia	2,002	9/28/12
Siempre Viva *	San Diego, CA	604	9/28/12

Total Dispositions				$565,164	7.60%

			Date	Purchase
			Acquired	Price	Yield
Acquisitions

1st Quarter
Best Buy at Richmond Square - ground lease	Houston, TX	-	1/06/12
Shasta Crossroads *	Redding, CA	76	1/10/12
I-10 at Wirt - land	Houston, TX	-	1/11/12
HEB at Dairy Ashford - ground lease	Houston, TX	37	3/06/12
North Triangle Shops - ground lease	Houston, TX	-	3/22/12

2nd Quarter
8000 Sunset Boulevard	Los Angeles, CA	171	6/27/12

3rd Quarter
Roswell Crossing	Roswell, GA	202	7/18/12
University Place TIC Interest	Shreveport, LA	195	8/07/12
Pike Center	Rockville, MD	81	8/14/12

Total Acquisitions				$235,257	6.30%

*	Unconsolidated real estate joint venture activity

Weingarten Realty Investors

Property Investment Summary

(in thousands at pro rata share)

	Acquisitions	New Development	Major Repairs	Tenant Finish	Remodels/ Existing Development (1)	Outside Broker Fees	All Other	Total
Quarter Ended 3/31/2012	$22,384	$7,239	$1,239	$10,699	$2,049	$408	$272	$44,290
Quarter Ended 6/30/2012	98,862	9,440	2,126	11,073	3,040	1,595	297	126,433
Quarter Ended 9/30/2012	114,021	6,650	2,233	9,234	3,348	800	653	136,939

Nine Months Ended 9/30/2012 (2)	$235,267	$23,329	$5,598	$31,006	$8,437	$2,803	$1,222	$307,662

Year Ended 12/31/2011	$68,900	$35,225	$11,646	$44,351	$15,578	$6,637	$606	$182,943
Year Ended 12/31/2010	$193,131	$16,710	$13,786	$29,556	$14,608	$5,343	$1,337	$274,471
Year Ended 12/31/2009	$-	$71,167	$10,469	$21,672	$23,455	$3,878	$10,507	$141,148

(1)	Primarily incremental investment on properties formerly classified as new development.
(2)	Internal Leasing Fees are approximately $10.0 million for the nine months ended September 30, 2012.

Summary of Debt

Weingarten Realty Investors

Debt Information

(in thousands, except percentages)

	September 30, 2012	3rd Quarter Weighted Average Rate (1)	December 31, 2011	4th Quarter Weighted Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$961,130	6.34%	$1,009,093	6.29%
3.95% Convertible Bonds (2)	54,105	3.95%	54,105	3.95%
8.1% 2019 Notes	100,000	8.10%	100,000	8.10%
Unsecured Notes Payable	765,778	5.48%	905,470	5.49%
Term Loan			200,000	1.50%
Revolving Credit Agreements (3)	250,000	1.23%	166,500	1.26%
Industrial Revenue Bonds	1,331	2.39%	1,594	2.57%
Obligations under Capital Leases	21,000	7.74%	21,000	7.55%

Subtotal Consolidated Debt	2,153,344	5.28%	2,457,762	5.13%
Debt Service Guarantee Liability (4)	74,075		74,075

Total Consolidated Debt - As Reported	2,227,419	5.28%	2,531,837	5.13%
Less: Noncontrolling Interests and Other Adjustments	(260,430)		(260,031)
Plus: WRI Share of Unconsolidated Joint Ventures	187,565		196,932

Total Debt - Pro rata Share	$2,154,554	5.27%	$2,468,738	5.10%

	Debt Balance	3rd Quarter Weighted Average Rate (1)	% of Total	Weighted Average Remaining Life (yrs)
Fixed vs. Variable Rate Debt (at Pro rata Share)
(includes the effect of interest rate swaps)

As of September 30, 2012
Fixed-rate debt	$1,762,208	6.01%	81.8%	4.28
Variable-rate debt	392,346	1.79%	18.2%	3.68

Total	$2,154,554	5.27%	100.0%	4.17

As of December 31, 2011
Fixed-rate debt	$1,955,957	5.95%	79.2%
Variable-rate debt	512,781	1.88%	20.8%

Total	$2,468,738	5.10%	100.0%

Secured vs. Unsecured Debt (at Pro rata Share)

As of September 30, 2012
Secured Debt	$936,788	6.33%	43.5%	4.48
Unsecured Debt	1,217,766	4.45%	56.5%	3.94

Total	$2,154,554	5.27%	100.0%	4.17

As of December 31, 2011
Secured Debt	$994,844	6.28%	40.3%
Unsecured Debt	1,473,894	4.28%	59.7%

Total	$2,468,738	5.10%	100.0%

	As Reported	Pro rata Share
Weighted Average Interest Rates (1)
Three months ended 09/30/12	5.28%	5.27%
Nine months ended 9/30/12	5.16%	5.15%
Nine months ended 09/30/11	5.51%	5.50%
Twelve months ended 12/31/11	5.41%	5.39%

(1)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee, and other loan costs related to financing.
(2)

The convertible bonds, with a remaining face value of $54.1 million, mature August 1, 2026 with an option to redeem anytime after August 2011 and an initial conversion price of $49.075 per share. These bonds were called by us and are expected to be redeemed on November 8, 2012.

(3)	Weighted average revolving interest rate excludes the effect of the facility fee of 25 basis points on the total commitment paid in arrears.
The weighted average revolving interest rate with the facility fee is 1.76% and 1.99% for the third quarter 2012 and the fourth quarter 2011, respectively.
(4)	Debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

Weingarten Realty Investors

Schedule of Maturities

As of September 30, 2012

(in thousands, except percentages)

	As Reported		Pro rata Share
	Maturities	Weighted Average Rate (5)	Maturities	Weighted Average Rate (5)	Floating Rate	Fixed Rate	Secured	Unsecured
2012 (1) (3)	$127,624	5.30%	$129,593	5.31%	$3,013	$126,580	$32,488	$97,105
2013	315,520	5.72%	276,854	5.61%	237	276,617	103,263	173,591
2014	474,292	5.71%	429,457	5.61%	237	429,220	114,457	315,000
2015	275,999	6.18%	240,144	6.02%	237	239,907	150,144	90,000
2016	231,661	6.46%	249,451	6.28%	6,769	242,682	174,451	75,000
2017	142,096	7.05%	164,255	6.64%		164,255	139,255	25,000
2018	64,441	7.20%	25,410	6.39%		25,410	15,840	9,570
2019 (2)	153,724	7.94%	157,257	7.45%		157,257	57,257	100,000
2020	3,746	8.49%	64,197	6.02%		64,197	64,197	0
2021	2,763	8.52%	10,599	7.67%		10,599	10,599	0
Thereafter	64,470	7.74%	65,932	7.57%		65,932	34,212	31,720

Subtotal	1,856,336		1,813,149		10,493	1,802,656	896,163	916,986

Revolving Credit Agreements	250,000	1.27%	250,000	1.27%	250,000			250,000
Other (4)	121,083		91,405		13,481	77,924	40,625	50,780
Swap Maturities:
2014					50,000	(50,000)
2017					68,372	(68,372)

Total	$2,227,419	5.16%	$2,154,554	5.15%	$392,346	$1,762,208	$936,788	$1,217,766

(1)	Includes $1.3 million of amortizing industrial revenue bonds with a final maturity date of 2015 that are currently callable by the lender.
(2)	Includes $100.0 million of 8.1% bonds maturing in 2019 which may be redeemed at our option on or after September 15, 2014.
(3)	Includes $54.1 million of convertible bonds with stated maturity in 2026 which were called by us and are expected to be redeemed on November 8, 2012.
(4)	Other includes capital leases, ASC 805 “Business Combinations” adjustment, debt service guarantee liability, market value of swaps and discounts on notes.
The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.
(5)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

Joint Ventures

Weingarten Realty Investors

Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at 100%

(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
Condensed Statements of Income	2012	2011	2012	2011

Revenues:
Base minimum rent, net	$37,815	$38,156	$114,463	$115,006
Straight line rent	880	892	2,153	2,688
Over/Under-market rentals, net	292	250	1,065	1,494
Percentage rent	224	63	708	396
Tenant reimbursements	10,037	9,636	29,296	28,735
Other income	478	3,504	1,914	6,374

Total	49,726	52,501	149,599	154,693

Expenses:
Depreciation and amortization	15,071	16,507	46,688	51,051
Interest, net	8,956	9,557	27,003	28,394
Operating	9,069	8,961	26,265	26,791
Real estate taxes, net	6,322	6,001	18,719	18,607
General and administrative	420	865	1,006	2,834
Provision for income taxes	81	85	249	286
Impairment loss	283	26,718	96,781	28,776

Total	40,202	68,694	216,711	156,739

Gain (loss) on sale of property	2,177		2,423	(21)

Net income (loss)	$11,701	$(16,193)	$(64,689)	$(2,067)

Condensed Balance Sheets

	September 30,	December 31,
	2012	2011
ASSETS

Property	$1,769,303	$2,108,745
Accumulated depreciation	(295,670)	(296,496)

Property, net	1,473,633	1,812,249

Other assets, net	166,697	173,130

Total	$1,640,330	$1,985,379

LIABILITIES AND SHAREHOLDERS’ EQUITY

Debt, net	$515,978	$556,920
Amounts payable to Weingarten Realty Investors and Affiliates	109,715	170,007
Other liabilities, net	43,638	41,907

Total	669,331	768,834

Accumulated equity	970,999	1,216,545

Total	$1,640,330	$1,985,379

Weingarten Realty Investors

Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at Pro rata Share

(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
Condensed Statements of Income	2012	2011	2012	2011

Revenues:
Base minimum rent, net	$12,923	$12,795	$38,855	$38,231
Straight line rent	326	342	850	1,138
Over/Under-market rentals, net	(10)	(93)	(48)	42
Percentage rent	80	38	231	116
Tenant reimbursements	3,516	3,268	10,240	9,601
Other income	190	993	658	2,320

Total	17,025	17,343	50,786	51,448

Expenses:
Depreciation and amortization	5,254	5,689	16,261	17,282
Interest, net	3,276	3,502	9,881	10,335
Operating	2,940	2,886	8,563	8,621
Real estate taxes, net	2,173	2,040	6,451	6,182
General and administrative	116	353	280	1,206
Provision for income taxes	34	38	115	131
Impairment loss	57	6,614	19,946	7,025

Total	13,850	21,122	61,497	50,782

Gain (loss) on sale of property	435		558	(10)

Net income (loss)	$3,610	$(3,779)	$(10,153)	$656

Condensed Balance Sheets

	September 30,	December 31,
	2012	2011

ASSETS

Property	$568,801	$640,569
Accumulated depreciation	(105,773)	(100,791)

Property, net	463,028	539,778
Notes receivable from real estate joint ventures and partnerships	5,271	5,399
Unamortized debt and lease costs, net	22,969	25,377
Accrued rent and accounts receivable (net of allowance for doubtful accounts of $518 in 2012 and $686 in 2011)	17,569	18,332
Cash and cash equivalents	13,244	11,543
Restricted deposits and mortgage escrows	2,568	2,283
Notes receivable and mortgage bonds, net	312	413
Out-of-market rentals, net	2,349	2,622
Other assets, net	2,167	2,190

Total	$529,477	$607,937

LIABILITIES AND SHAREHOLDERS’ EQUITY

Debt, net	$188,580	$198,087
Amounts payable to Weingarten Realty Investors and Affiliates	50,251	75,036
Accounts payable and accrued expenses	7,491	6,084
Deferred revenue	907	811
Out-of-market rentals, net	3,432	3,940
Interest rate derivative	850	855
Other liabilities, net	922	1,786

Total	252,433	286,599

Accumulated equity	277,044	321,338

Total	$529,477	$607,937

Notes:

The Consolidated Financial Statements at pro rata share include only the real estate operations of joint ventures and partnerships at WRI’s ownership percentages. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors

Investments in Unconsolidated Real Estate Joint Ventures & Partnerships

September 30, 2012

(in thousands, except number of properties and percentages)

					Weingarten Realty

Joint Venture Partner	Number of Operating Properties (1)	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment Balance	Equity in Earnings (Losses) of Unconsolidated JVs

TIAA Florida Retail LLC	7	1,259	$294,820		20.0%		$57,784	$(3,354)
AEW SRP, LLC	9	899	135,779	$102,946	25.0%	$25,737	4,789	(2,819)
Collins	8	1,165	147,232	26,608	50.0%	13,304	53,155	1,868
AEW - Institutional Client	6	523	124,197	50,611	20.0%	10,122	14,065	307
BIT Retail	3	722	153,189		20.0%		29,954	907
BIT Investment Thirty-Six, LP	3	972	24,417		20.0%			(11,346)
Eagle AN, LP	9	2,565	67,898	39,220	22.5%	8,811	4,369	234
Jamestown	6	1,351	146,805	88,028	20.0%	17,606	11,153	977
Fidelis Realty Partners	1	491	143,272	86,347	57.8%	49,865	31,157	1,436
Sleiman Enterprises	3	220	28,168	11,737	50.0%	5,869	11,186	385

Other	20	2,754	374,554	110,482	51.8%	57,267	82,857	4,690

Total	75	12,921	$1,640,330	$515,978	31.1%	$188,580	$300,471	$(6,715)

Joint Venture Description

RETAIL
TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate
AEW SRP, LLC	Retail joint venture with an institutional partner through AEW Capital Management
Collins	Primarily a development joint venture in the Texas Rio Grande Valley
AEW-Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Jamestown	Retail joint venture in Florida
Fidelis Realty Partners	Retail joint venture in Texas
Sleiman Enterprises	Retail joint venture in Florida

INDUSTRIAL
BIT Investment Thirty-Six, LP	Industrial joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Eagle AN, LP	Industrial joint venture with American National Insurance Company

(1)	Excludes land held for development.

Weingarten Realty Investors

Mortgage Debt Information for Unconsolidated Real Estate Joint Ventures & Partnerships

As of September 30, 2012

Balance Summary

Joint Venture Partner	# of Mortgaged Properties	Mortgage Balance (in thousands) (1)	Average Interest Rate (2)	Average Remaining Term (yrs)

AEW SRP, LLC	7	$102,946	5.7%	3.3
Collins	2	26,608	6.2%	8.9
AEW – Institutional Client	5	50,611	5.6%	1.8
Eagle AN, LP	2	39,220	5.5%	4.5
Jamestown	6	88,028	5.7%	4.0
Fidelis Realty Partners	1	86,347	4.3%	8.1
Sleiman Enterprises	2	11,737	5.6%	2.9
Other	6	109,096	5.5%	4.3

Total	31	$514,592	5.4%	3.9

Schedule of Maturities

	At 100%		At WRI Share

	Maturities (in thousands) (1)	Weighted Average Rate (2)	Maturities (in thousands) (1)	Weighted Average Rate (2)
2012	$6,181	5.2%	$2,648	5.1%
2013	38,103	5.2%	15,933	5.1%
2014	116,427	5.3%	27,102	5.1%
2015	41,644	5.0%	10,343	4.9%
2016	97,977	4.9%	25,559	4.8%
2017	57,172	5.1%	25,983	5.1%
2018	6,643	5.0%	3,356	5.0%
2019	6,996	5.0%	3,533	5.0%
2020	118,399	4.9%	60,451	4.9%
2021	15,406	5.5%	7,835	5.4%
Thereafter	9,644	6.4%	4,822	6.4%

Total	$514,592		$187,565

(1)	Excludes non-cash debt related items.
(2)	Average and weighted average interest rates exclude the effects of ASC 805 “ Business Combinations” and loan costs related to financing.

Note: All mortgages are fixed rate except for one included in “other”, which has a variable rate mortgage ($3.2 million at 100%) and matures in 2012.

Portfolio Summary

Weingarten Realty Investors

Tenant Diversification by Percent of Rental Revenues

(in thousands at pro rata share, except percentages and # of units)

As of 9/30/2012

Rank	Tenant Name	DBAs	# of Units	Rental Revenue	Square Feet

1	The Kroger Co.	Kroger, Smith’s Food, Ralphs, Fry’s Food, King Soopers	27	2.28%	1,339

2	T.J.X. Companies, Inc.	T.J. Maxx, Marshalls, Home Goods	38	2.01%	893

3	Ross Stores, Inc.	Ross Dress for Less	39	1.93%	850

4	Safeway, Inc.	Safeway, Randalls, Von’s	18	1.35%	754

5	Petsmart, Inc.		21	1.30%	396

6	The Sports Authority		11	1.15%	388

7	Bed Bath & Beyond, Inc.	Bed Bath & Beyond, Cost Plus	24	1.05%	483

8	H E Butt Grocery		8	1.05%	404

9	Best Buy, Inc.		13	1.03%	344

10	Home Depot, Inc.		5	0.97%	535

11	Office Depot, Inc.		24	0.97%	435

12	Harris Teeter		9	0.92%	405

13	Dollar Tree Stores, Inc.	Dollar Tree, Greenbacks	44	0.91%	386

14	Gap, Inc.	Gap, Old Navy, Banana Republic	17	0.90%	257

15	24 Hour Fitness Inc.		7	0.80%	179

16	Petco Animal Supplies, Inc.		21	0.74%	232

17	Whole Foods		6	0.74%	224

18	Publix Super Markets, Inc.		20	0.65%	327

19	Office Max Inc.		12	0.65%	262

20	Raley’s	Raley’s, Bel Air Markets	6	0.65%	331

21	Toys ‘R’ Us	Toys R Us, Babies R Us	8	0.61%	281

22	Staples		11	0.57%	218

23	Thrifty Payless, Inc.	Rite Aid	15	0.56%	212

24	JPMorgan Chase Bank		29	0.52%	96

25	Barnes & Noble Inc.	Barnes & Noble	8	0.51%	167

	Total		441	24.85%	10,396

	Note: Target owns and occupies 32 units not included above.

Weingarten Realty Investors

Portfolio Operating Information

(in thousands at pro rata share, except percentages and # of units and leases)

Lease Expirations

As of September 30, 2012	Shopping Center		Other		Total
	Values		Values		Values
Year Expiring	Sq. Ft.	Revenue	Sq. Ft.	Revenue	Sq. Ft.	Revenue
2012	337	$6,844	348	$1,540	685	$8,384
2013	3,384	52,302	1,787	8,662	5,172	60,964
2014	4,085	57,966	1,189	5,523	5,274	63,490
2015	4,167	59,170	1,026	5,178	5,193	64,349
2016	3,820	56,934	931	4,194	4,752	61,128
2017-2021	9,335	137,672	1,207	7,025	10,542	144,697
2022-2031	3,444	45,591	42	261	3,486	45,851

Leasing Activity / Rent Growth
Signed Leases
	Number of Leases	Square Feet	New Rent $PSF	Prior Rent $PSF	TI’s $PSF	Cash Change in Base Rent

Three Months Ended September 30, 2012
Retail New Leases	82	155	$16.58	$17.26	$12.59	-4.0%
Retail Renewals	204	595	16.53	16.05	0.01	3.0%
Other	3	36	4.39	5.18	-	-15.3%
Not Comparable Spaces	75	497

Total	364	1,283	$15.98	$15.79	$2.49	1.2%

	Number of Leases	Square Feet	New Rent $PSF	Prior Rent $PSF	TI’s $PSF	Cash Change in Base Rent

Nine Months Ended September 30, 2012
Retail New Leases	239	629	$16.93	$16.50	$17.51	2.6%
Retail Renewals	668	2,410	15.46	14.85	0.04	4.1%
Other	38	563	4.67	4.75	0.52	-1.6%
Not Comparable Spaces	224	1,157

Total	1,169	4,759	$14.03	$13.56	$3.16	3.5%

Occupancy	Quarter Ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Signed Basis
Retail
West Region	94.9%	94.8%	94.2%	94.6%	94.6%
Mountain Region	92.6%	92.3%	92.3%	92.1%	92.4%
Central Region	95.2%	95.0%	94.4%	93.6%	93.3%
Mid-Atlantic Region	91.9%	92.4%	91.8%	90.8%	90.5%
Southeast Region	93.9%	93.2%	93.4%	93.8%	93.4%

Total Retail	93.9%	93.7%	93.4%	93.0%	92.8%
Other	85.9%	86.7%	86.8%	89.5%	87.9%

Total	93.6%	93.4%	91.7%	92.1%	91.6%

Commenced Basis
Retail
West Region	92.9%	91.5%	92.0%	93.4%	90.8%
Mountain Region	89.4%	89.2%	89.3%	90.8%	90.6%
Central Region	93.9%	93.2%	92.5%	91.8%	90.1%
Mid-Atlantic Region	89.4%	89.8%	90.3%	89.2%	87.8%
Southeast Region	89.8%	89.4%	89.9%	89.9%	89.4%

Total Retail	91.5%	91.0%	91.1%	91.1%	89.8%
Other	82.8%	81.4%	84.0%	84.0%	86.4%

Total	91.2%	90.6%	89.3%	89.3%	88.9%

Same Property Net Operating Income Growth (1)
Cash Basis

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
West Region	5.9%	0.2%	5.1%	1.3%
Mountain Region	3.2%	-2.3%	0.5%	0.5%
Central Region	6.1%	0.8%	6.1%	0.0%
Mid-Atlantic Region	5.5%	-4.3%	4.6%	-2.4%
Southeast Region	2.8%	-0.5%	3.6%	-0.9%

Total Retail	4.9%	-1.0%	4.1%	-0.2%
Other	7.2%	-6.2%	-1.0%	-3.7%

Total	4.9%	-1.5%	4.1%	-0.6%

(1)

Same Property NOI Growth includes the company’s share of unconsolidated real estate joint ventures and partnerships and provisions for uncollectible amounts and related recoveries. It excludes the effect of lease cancellation income and straight-line rent adjustments.

Weingarten Realty Investors

Total Net Operating Income by Geographic Region (1)

(in thousands at pro rata share, except percentages)

	Nine Months Ended September 30,				Twelve Months Ended December 31,
	2012	%	2011	%	2011	%	2010	%	2009	%	2008	%
West Region
California	$43,107	14.5%	$40,160	13.3%	$53,618	13.2%	$50,943	13.1%	$50,136	12.7%	$51,176	12.1%
Washington	1,550	0.5%	1,373	0.5%	1,978	0.5%	1,171	0.3%	1,124	0.3%	1,193	0.3%
Oregon	1,129	0.4%	1,010	0.3%	1,349	0.3%	1,345	0.3%	1,342	0.3%	1,385	0.3%

Total West Region	45,786	15.4%	42,543	14.1%	56,945	14.0%	53,459	13.7%	52,602	13.3%	53,754	12.7%

Mountain Region
Nevada	$22,625	7.6%	$22,961	7.6%	$30,525	7.5%	$30,906	8.0%	$31,505	8.0%	$34,360	8.1%
Arizona	19,356	6.5%	19,540	6.4%	25,450	6.3%	24,287	6.2%	26,845	6.8%	26,181	6.2%
Colorado	10,164	3.4%	9,066	3.0%	12,485	3.1%	10,099	2.6%	9,136	2.3%	10,779	2.4%
New Mexico	3,270	1.1%	3,853	1.3%	4,993	1.2%	5,250	1.4%	8,714	2.2%	11,355	2.7%
Utah	2,650	0.9%	2,629	0.9%	3,494	0.9%	3,548	0.9%	3,557	0.9%	3,614	0.9%

Total Mountain Region	58,066	19.5%	58,048	19.2%	76,947	19.0%	74,090	19.1%	79,757	20.2%	86,289	20.3%

Central Region
Texas	$89,271	30.0%	$95,961	31.6%	$129,540	32.0%	$121,035	31.1%	$113,454	28.7%	$124,407	29.2%
Louisiana	6,606	2.2%	6,116	2.0%	8,272	2.0%	7,715	2.0%	8,363	2.1%	10,907	2.6%
Arkansas	2,296	0.8%	2,332	0.8%	3,106	0.8%	2,732	0.7%	3,048	0.8%	3,006	0.7%
Illinois	2,309	0.8%	1,856	0.6%	2,556	0.6%	2,065	0.5%	2,960	0.7%	3,129	0.7%
Oklahoma	759	0.3%	807	0.3%	1,083	0.3%	1,034	0.3%	975	0.2%	955	0.2%
Kansas	476	0.2%	826	0.3%	1,061	0.3%	3,019	0.8%	1,875	0.5%	1,949	0.5%
Missouri	650	0.2%	897	0.3%	1,181	0.3%	1,214	0.3%	1,405	0.4%	1,182	0.3%

Total Central Region	102,368	34.5%	108,796	35.9%	146,799	36.3%	138,814	35.7%	132,080	33.4%	145,535	34.2%

Mid-Atantic Region
North Carolina	$19,322	6.5%	$19,314	6.4%	$25,656	6.3%	$24,869	6.4%	$25,476	6.5%	$26,978	6.4%
Georgia	14,825	5.0%	15,019	5.0%	19,845	4.9%	21,798	5.6%	22,643	5.7%	25,039	5.9%
Tennessee	5,837	2.0%	5,564	1.8%	7,491	1.8%	6,261	1.6%	5,009	1.3%	7,015	1.6%
Kentucky	5,398	1.8%	5,125	1.7%	6,890	1.7%	7,019	1.8%	6,766	1.7%	6,629	1.6%
Virginia	1,780	0.6%	2,646	0.9%	3,551	0.9%	3,634	0.9%	3,626	0.9%	2,551	0.6%
Maryland	399	0.1%	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
South Carolina	202	0.1%	199	0.1%	268	0.1%	285	0.1%	306	0.1%	277	0.1%
Maine	40	0.0%	155	0.1%	214	0.1%	321	0.1%	355	0.1%	278	0.1%

Total-Mid Atlantic Region	47,803	16.1%	48,021	16.0%	63,915	15.8%	64,186	16.5%	64,181	16.3%	68,767	16.3%

Southeast Region
Florida	$43,284	14.5%	$45,144	14.8%	$60,361	14.9%	$58,135	15.0%	$66,170	16.8%	$70,335	16.5%

Total Southeast Region	43,284	14.5%	45,144	14.8%	60,361	14.9%	58,135	15.0%	66,170	16.8%	70,335	16.5%

Total Net Operating Income	$297,307	100.0%	$302,553	100.0%	$404,967	100.0%	$388,684	100.0%	$394,790	100.0%	$424,681	100.0%

(1)

The Net Operating Income at pro rata share includes the real estate operations of joint ventures at WRI’s ownership percentages ranging from 10% to 75% except for the operations of downreit partnerships, which are included at 100%. Net Operating Income excludes the effect of lease cancellation income, straight-line rent adjustments and impairment charges. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors

Average Base Rents by CBSA - Retail

As of 9/30/2012

(in thousands at pro rata share, except per square foot amounts)

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
	# of			SF	Rents	Rents	SF	Rents	Rents
	Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF

West Region

Los Angeles-Long Beach et al, CA	4	755	$22.63	497	$10,053	$20.24	186	$5,386	$29.03

Madera, CA	1	85	$12.68	52	$527	$10.13	30	$513	$17.11

Modesto, CA	1	79	$14.80	47	$557	$11.74	26	$530	$20.39

Redding, CA	2	151	$16.33	91	$860	$9.44	53	$1,501	$28.07

Riverside et al, CA	5	737	$19.00	389	$5,400	$13.87	267	$7,059	$26.48

Sacramento—Arden et al, CA	5	625	$15.11	116	$678	$5.85	232	$4,582	$19.73

San Diego-Carlsbad et al, CA	3	286	$21.99	162	$2,361	$14.57	99	$3,370	$34.17

San Francisco-Oakland et al, CA	3	442	$21.30	241	$3,693	$15.35	183	$5,331	$29.12

San Jose-Sunnyvale et al, CA	2	145	$22.67	66	$556	$8.45	78	$2,705	$34.67

Santa Cruz-Watsonville, CA	1	150	$15.55	37	$305	$8.14	44	$961	$21.87

Santa Rosa-Petaluma, CA	1	195	$11.39	135	$1,278	$9.49	39	$704	$17.90

Vallejo-Fairfield, CA	3	362	$18.15	121	$1,148	$9.49	163	$4,017	$24.57

California	31	4,014	$19.10	1,954	$27,417	$14.03	1,400	$36,658	$26.18

Portland-Vancouver et al, OR-WA	3	120	$14.66	66	$575	$8.75	49	$1,112	$22.53

Oregon	3	120	$14.66	66	$575	$8.75	49	$1,112	$22.53

Seattle-Tacoma-Bellevue, WA	5	179	$15.91	96	$1,247	$12.97	59	$1,224	$20.67

Washington	5	179	$15.91	96	$1,247	$12.97	59	$1,224	$20.67

Total West Region	39	4,312	$18.82	2,116	$29,239	$13.82	1,509	$38,993	$25.84

Mountain Region

Lake Havasu City-Kingman, AZ	1	182	$13.62	92	$1,119	$12.15	29	$527	$18.29

Phoenix-Mesa-Scottsdale, AZ	16	1,384	$15.90	493	$4,760	$9.65	502	$11,064	$22.04

Tucson, AZ	5	631	$18.49	168	$2,098	$12.51	218	$5,037	$23.09

Arizona	22	2,198	$16.38	753	$7,977	$10.60	749	$16,628	$22.20

Colorado Springs, CO	2	299	$8.78	243	$1,833	$7.54	40	$656	$16.23

Denver-Aurora, CO	10	877	$16.70	409	$5,445	$13.31	247	$5,510	$22.32

Colorado	12	1,176	$14.31	652	$7,277	$11.16	287	$6,166	$21.46

Las Vegas-Paradise, NV	13	2,366	$15.10	1,288	$14,175	$11.01	596	$14,274	$23.95

Nevada	13	2,366	$15.10	1,288	$14,175	$11.01	596	$14,274	$23.95

Albuquerque, NM	4	435	$14.50	199	$1,871	$9.42	152	$3,219	$21.12

New Mexico	4	435	$14.50	199	$1,871	$9.42	152	$3,219	$21.12

Provo-Orem, UT	1	30	$16.20	12	$165	$13.96	19	$328	$17.62

Salt Lake City, UT	3	286	$14.04	152	$1,805	$11.87	65	$1,241	$19.13

Utah	4	316	$14.31	164	$1,970	$12.02	83	$1,569	$18.80

Total Mountain Region	55	6,490	$15.26	3,055	$33,269	$10.89	1,868	$41,856	$22.40

Central Region

Little Rock-N. Little Rock, AR	3	357	$9.30	297	$2,411	$8.11	43	$757	$17.47

Arkansas	3	357	$9.30	297	$2,411	$8.11	43	$757	$17.47

Chicago et al, IL-IN-WI	1	304	$12.40	161	$1,640	$10.19	31	$745	$23.79

Illinois	1	304	$12.40	161	$1,640	$10.19	31	$745	$23.79

Hammond, LA	1	225	$8.30	48	$207	$4.28	81	$866	$10.71

Lafayette, LA	1	138	$9.84	75	$530	$7.08	62	$817	$13.17

Lake Charles, LA	3	439	$8.79	152	$991	$6.53	86	$1,102	$12.74

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
	# of			SF	Rents	Rents	SF	Rents	Rents
	Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF

Monroe, LA	1	141	$5.35	89	$345	$3.87	40	$346	$8.67

New Orleans-Metairie-Kenner, LA	1	137	$15.10	78	$792	$10.13	58	$1,259	$21.85

Shreveport-Bossier City, LA	1	207	$15.98	130	$1,714	$13.15	72	$1,522	$21.08

Louisiana	8	1,287	$10.80	573	$4,579	$8.00	399	$5,911	$14.81

St. Louis, MO-IL	2	229	$8.99	105	$832	$7.90	41	$482	$11.78

Missouri	2	229	$8.99	105	$832	$7.90	41	$482	$11.78

Oklahoma City, OK	1	128	$6.47	104	$570	$5.51	15	$197	$13.12

Oklahoma	1	128	$6.47	104	$570	$5.51	15	$197	$13.12

Amarillo, TX	1	20	$10.50	4	$29	$6.46	4	$63	$14.74

Beaumont-Port Arthur, TX	3	201	$8.13	112	$529	$4.74	71	$959	$13.43

Brownsville-Harlingen, TX	1	12	$17.78	0	$0	$0.00	4	$64	$17.78

College Station-Bryan, TX	1	107	$11.28	86	$954	$11.10	21	$253	$12.05

Corpus Christi, TX	1	372	$13.65	245	$2,312	$9.43	117	$2,632	$22.53

Dallas-Fort Worth-Arlington, TX	7	755	$14.35	426	$5,096	$11.97	214	$4,081	$19.10

Houston-Baytown-Sugar Land, TX	54	5,103	$14.81	2,997	$31,544	$10.52	1,728	$38,432	$22.24

Killeen-Temple-Fort Hood, TX	1	115	$12.15	98	$1,084	$11.04	14	$275	$20.19

Laredo, TX	2	375	$14.09	252	$2,693	$10.70	101	$2,274	$22.55

Lufkin, TX	1	248	$9.09	124	$944	$7.60	21	$377	$17.83

McAllen-Edinburg-Pharr, TX	7	494	$13.19	332	$3,689	$11.12	80	$1,739	$21.75

Rio Grande City, TX	1	88	$11.53	76	$804	$10.63	10	$184	$18.23

San Antonio, TX	7	596	$13.14	294	$2,771	$9.42	196	$3,673	$18.71

Tyler, TX	1	60	$7.95	33	$212	$6.35	20	$209	$10.69

Texas	88	8,548	$14.05	5,080	$52,661	$10.37	2,600	$55,216	$21.23

Total Central Region	103	10,852	$13.33	6,319	$62,693	$9.92	3,130	$63,308	$20.22

Mid-Atlantic Region

Atlanta-Sandy Springs et al, GA	16	1,754	$15.77	669	$7,736	$11.57	533	$11,204	$21.04

Gainesville, GA	1	29	$13.41	21	$239	$11.31	5	$108	$22.70

Georgia	17	1,783	$15.72	690	$7,974	$11.56	537	$11,312	$21.05

Lexington-Fayette, KY	3	461	$12.54	252	$2,043	$8.11	165	$3,180	$19.32

Louisville, KY-IN	1	169	$12.41	93	$848	$9.17	75	$1,232	$16.41

Kentucky	4	630	$12.50	344	$2,891	$8.40	240	$4,412	$18.41

Washington, DC-VA-MD-WV	1	81	$53.22	0	$0	$0.00	60	$3,201	$53.22

Maryland	1	81	$53.22	0	$0	$0.00	60	$3,201	$53.22

Charlotte-Gastonia et al, NC-SC	4	319	$17.15	154	$2,136	$13.91	124	$2,628	$21.16

Durham, NC	5	227	$16.61	81	$1,110	$13.71	72	$1,438	$19.84

Raleigh-Cary, NC	11	1,536	$13.41	586	$5,302	$9.04	439	$8,449	$19.24

Wilmington, NC	2	146	$13.98	49	$464	$9.50	36	$726	$20.01

North Carolina	22	2,229	$14.43	869	$9,011	$10.36	672	$13,241	$19.70

Hilton Head Island-Beaufort, SC	1	22	$14.82	5	$47	$9.00	13	$224	$17.17

South Carolina	1	22	$14.82	5	$47	$9.00	13	$224	$17.17

Memphis, TN-MS-AR	6	573	$13.31	382	$4,171	$10.93	177	$3,268	$18.42

Tennessee	6	573	$13.31	382	$4,171	$10.93	177	$3,268	$18.42

Total Mid-Atlantic Region	51	5,317	$14.98	2,290	$24,095	$10.52	1,700	$35,658	$20.98

Southeast Region

Fort Walton Beach et al, FL	2	70	$14.89	50	$663	$13.19	17	$336	$19.96

Jacksonville, FL	5	434	$11.31	267	$2,409	$9.03	83	$1,542	$18.67

Miami-Fort Lauderdale et al, FL	16	1,107	$15.79	554	$5,710	$10.31	388	$9,157	$23.62

Orlando, FL	14	3,056	$15.58	1,014	$12,827	$12.65	499	$10,756	$21.54

Palm Bay-Melbourne et al, FL	3	182	$11.12	49	$403	$8.28	52	$721	$13.75

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
	# of			SF	Rents	Rents	SF	Rents	Rents
	Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF

Port St. Lucie-Fort Pierce, FL	1	51	$14.45	26	$348	$13.52	5	$93	$19.52

Punta Gorda, FL	2	25	$16.05	15	$224	$14.88	8	$144	$18.25

Tampa-St. Petersburg et al, FL	5	1,098	$13.87	674	$7,601	$11.27	311	$6,071	$19.52

Florida	48	6,024	$14.71	2,649	$30,186	$11.39	1,363	$28,819	$21.15

Total Southeast Region	48	6,024	$14.71	2,649	$30,186	$11.39	1,363	$28,819	$21.15

Total	296	32,996	$14.93	16,429	$179,482	$10.92	9,570	$208,635	$21.80

Average base rent per leased SF excludes ground leases.

Joint venture properties are reflected at WRI's pro rata share.

Occupied SF based on commenced leases.

# of properties and GLA differ from property list due to new development properties with no commenced leases and the combining of certain properties on the property list.

Excludes remaining industrial properties owned in joint venture partnerships.

Property Listing

Weingarten Realty Investors

Summary Property Listing

As of September 30, 2012

		Gross Leasable Area
ALL PROPERTIES BY STATE	# of Properties	WRI Owned	Joint Venture Share	Owned by Other	Total

Arizona	23	2,218,633	-	1,659,460	3,878,093
Arkansas	3	357,010	-	-	357,010
California	31	4,013,582	398,226	1,046,279	5,458,087
Colorado	12	1,175,799	642,637	1,431,042	3,249,479
Florida	49	6,061,894	3,975,327	1,520,916	11,558,136
Georgia	18	1,863,542	646,798	893,578	3,403,918
Illinois	1	303,566	-	-	303,566
Kentucky	4	629,590	-	127,614	757,204
Louisiana	8	1,286,776	107,974	330,242	1,724,992
Maryland	1	81,336	-	-	81,336
Missouri	2	229,282	28,367	-	257,649
Nevada	12	2,365,942	-	1,250,305	3,616,247
New Mexico	4	434,630	-	306,157	740,787
North Carolina	22	2,228,545	181,859	705,600	3,116,004
Oklahoma	1	128,231	-	-	128,231
Oregon	3	119,871	90,777	62,600	273,248
South Carolina	1	21,530	64,590	-	86,120
Tennessee	8	701,559	677,263	154,340	1,533,162
Texas	99	9,514,284	5,533,504	2,853,164	17,900,953
Utah	4	316,168	89,748	434,465	840,381
Virginia	1	0	-	-	0
Washington	5	178,535	327,497	65,346	571,378

Grand Total	312	34,230,305	12,764,567	12,841,108	59,835,981

Total Retail	295	33,014,841	9,998,261	12,841,108	55,854,211
Total Other	17	1,215,464	2,766,306	-	3,981,770

Footnotes for detail property listing

(1)	Denotes partial ownership. The square feet figures represent WRI’s proportionate ownership of the property held by the joint venture or partnership.
(2)	Denotes property currently under development.
(3)	Denotes properties that are not consolidated for SEC reporting purposes.
(4)	Denotes single tenant retail property.
(+)	Denotes supermarket or discount store offering full service grocery along with general merchandise.
NOTES:	Square feet is reflective of area available to be leased. Certain listed properties may have additional square feet under WRI ownership.
Average Base Rent per Leased SF excludes ground leases.

Weingarten Realty Investors

Property Listing

As of September 30, 2012

					Gross Leasable Area
						Joint			Average
			WRI		WRI	Venture	Owned by		Base Rent	Occupancy
Center	CBSA	Anchors	Owned %	Foot Notes	Owned	Share	Other	Total	(ABR)%

Retail
Operating Properties

Arizona
Mohave Crossroads	Lake Havasu City-Kingman, AZ	Target (O.B.O.), Kohls (O.B.O.), PetSmart, Staples, Bed Bath & Beyond, Ross Dress for Less	100.0%		182,168	0	213,309	395,477	13.62	84.7%
Palmilla Center	Phoenix-Mesa-Scottsdale, AZ	Fry’s Supermarket + (O.B.O.), Office Max, PetSmart, Dollar Tree	100.0%		103,568	0	74,651	178,219	17.49	93.4%
Raintree Ranch	Phoenix-Mesa-Scottsdale, AZ	Whole Foods +	100.0%		129,822	0	3,198	133,020	25.29	100.0%
Arrowhead Festival S.C.	Phoenix-Mesa-Scottsdale, AZ	Sports Authority (O.B.O.), Toys “R” Us (O.B.O.), Bed Bath & Beyond (O.B.O.)	100.0%		29,834	0	164,475	194,309	21.93	100.0%
Monte Vista Village Center	Phoenix-Mesa-Scottsdale, AZ	Safeway + (O.B.O.)	100.0%		45,751	0	62,800	108,551	22.62	100.0%
Red Mountain Gateway	Phoenix-Mesa-Scottsdale, AZ	Target (O.B.O.), Bed Bath & Beyond, Famous Footwear	100.0%		69,212	0	129,800	199,012	15.83	97.4%
The Shoppes at Parkwood Ranch	Phoenix-Mesa-Scottsdale, AZ	Hobby Lobby, Dollar Tree	100.0%		92,626	0	14,112	106,738	11.13	92.1%
Camelback Village Square	Phoenix-Mesa-Scottsdale, AZ	Fry’s Supermarket +, Office Max	100.0%		134,495	0	108,220	242,715	12.51	97.0%
Laveen Village Market	Phoenix-Mesa-Scottsdale, AZ	Fry’s Supermarket + (O.B.O.), Home Depot (O.B.O.)	100.0%		40,025	0	279,042	319,067	24.77	96.5%
Rancho Encanto	Phoenix-Mesa-Scottsdale, AZ	Fresh N Easy +, Family Dollar, Leon Furniture	100.0%		66,787	0	5,383	72,170	10.42	100.0%
Squaw Peak Plaza	Phoenix-Mesa-Scottsdale, AZ	Sunflower Farmers Market +	100.0%		60,728	0	0	60,728	24.70	94.1%
Desert Village	Phoenix-Mesa-Scottsdale, AZ	AJ Fine Foods +, CVS/pharmacy	100.0%		101,685	0	5,386	107,071	20.72	93.3%
Fountain Plaza	Phoenix-Mesa-Scottsdale, AZ	Fry’s Supermarket +, Dollar Tree, Lowes (O.B.O.)	100.0%		113,536	0	192,052	305,588	9.45	94.3%
Scottsdale Horizon	Phoenix-Mesa-Scottsdale, AZ	Safeway + (O.B.O.)	100.0%		10,237	0	138,146	148,383	27.80	100.0%
Broadway Marketplace	Phoenix-Mesa-Scottsdale, AZ	Office Max, Ace Hardware	100.0%		82,757	0	4,622	87,379	10.11	98.8%
Pueblo Anozira	Phoenix-Mesa-Scottsdale, AZ	Fry’s Supermarket +, Petco, Dollar Tree	100.0%		157,607	0	0	157,607	13.70	96.5%
Valley Plaza	Phoenix-Mesa-Scottsdale, AZ	Ross Dress for Less, Anna’s Linens	100.0%		145,518	0	8,362	153,880	15.26	57.3%
Entrada de Oro	Tucson, AZ	Wal-Mart Neighborhood Market +	100.0%		88,665	0	20,410	109,075	18.48	98.2%
Madera Village	Tucson, AZ	Safeway +, Walgreens, Dollar Tree	100.0%		96,697	0	10,161	106,858	11.67	99.0%
Oracle Crossings	Tucson, AZ	Sprouts Farmers Market +, Kohl’s, Home Goods	100.0%		251,756	0	10,000	261,756	18.09	99.3%
Oracle Wetmore	Tucson, AZ	Home Depot (O.B.O.), PetSmart, Walgreens, Ulta	100.0%		150,109	0	193,128	343,237	27.45	95.3%
Shoppes at Bears Path	Tucson, AZ	Osco Drug (O.B.O.)	100.0%		43,928	0	22,203	66,131	15.38	81.8%

Arizona Total:	# of Properties: 22				2,197,511	0	1,659,460	3,856,971

Arkansas
Markham Square	Little Rock-N. Little Rock, AR	Burlington Coat Factory, Ross Dress for Less	100.0%		125,884	0	0	125,884	7.94	90.8%
Markham West	Little Rock-N. Little Rock, AR	Office Depot, Michaels, Academy, Bassett Furniture, Dollar Tree	100.0%		178,500	0	0	178,500	9.94	100.0%
Westgate	Little Rock-N. Little Rock, AR	SteinMart	100.0%		52,626	0	0	52,626	10.16	100.0%

Arkansas Total:	# of Properties: 3				357,010	0	0	357,010

California
Centerwood Plaza	Los Angeles-Long Beach et al, CA	Bestway Supermarket +	100.0%		75,486	0	0	75,486	9.70	100.0%
Buena Vista Marketplace	Los Angeles-Long Beach et al, CA	Ralph’s +, Dollar Tree	100.0%		90,805	0	24,535	115,340	22.37	100.0%
8000 Sunset Strip Shopping Center	Los Angeles-Long Beach et al, CA	Trader Joe’s +, Crunch, Sundance Cinemas	100.0%		171,375	0	0	171,375	38.57	93.5%
Westminster Center	Los Angeles-Long Beach et al, CA	Albertsons +, Rite Aid, Ross Dress for Less, Home Depot, Petco	100.0%		417,820	0	7,870	425,690	18.28	97.8%
Hallmark Town Center	Madera, CA	Food 4 Less +, Bally Total Fitness	100.0%		85,066	0	13,293	98,359	12.68	97.5%
Marshalls Plaza	Modesto, CA	Marshalls, Dress Barn, Guitar Center	100.0%		78,752	0	7,200	85,952	14.80	93.3%
Shasta Crossroads	Redding, CA	Food Maxx +, Target (O.B.O.)	100.0%		121,183	0	55,683	176,866	17.29	95.4%
Shasta Crossroads (II)	Redding, CA	Sports Authority	40.0%	(1)(3)	30,313	45,470	14,880	90,663	12.50	100.0%
Jess Ranch Marketplace	Riverside et al, CA	Winco Foods + (O.B.O.), Burlington Coat Factory, PetSmart, Rite Aid, Big 5	50.0%	(1)(3)	104,384	104,384	99,170	307,937	19.26	99.4%
Jess Ranch Phase III	Riverside et al, CA	Best Buy, Cinemark Theatres, Bed Bath & Beyond, 24 Hour Fitness	50.0%	(1)(3)	92,414	92,414	9,533	194,362	18.44	95.8%
Chino Hills Marketplace	Riverside et al, CA	Von’s +, Rite Aid, Dollar Tree, 24 Hour Fitness	100.0%		310,991	0	0	310,991	19.60	92.8%
Menifee Town Center	Riverside et al, CA	Ralph’s +, Ross Dress for Less, Dollar Tree	100.0%		124,431	0	124,303	248,734	15.64	100.0%

Weingarten Realty Investors

Property Listing

As of September 30, 2012

					Gross Leasable Area
						Joint			Average
			WRI		WRI	Venture	Owned by		Base Rent	Occupancy
Center	CBSA	Anchors	Owned %	Foot Notes	Owned	Share	Other	Total	(ABR)%

Stoneridge Town Centre	Riverside et al, CA	Super Target + (O.B.O), Best Buy, Office Max, Kohl’s (O.B.O.)	67.0%	(1)(3)	104,692	51,565	275,015	431,272	22.50	83.5%
Prospectors Plaza	Sacramento--Arden et al, CA	SaveMart +, Kmart, Long’s Drug Store	100.0%		228,345	0	8,614	236,959	22.03	93.2%
Arcade Square	Sacramento--Arden et al, CA	Grocery Outlet +	100.0%		76,497	0	0	76,497	14.71	94.3%
Discovery Plaza	Sacramento--Arden et al, CA	Bel Air Market +	100.0%		93,398	0	0	93,398	15.93	93.4%
Summerhill Plaza	Sacramento--Arden et al, CA	Raley’s +, Dollar Tree	100.0%		128,835	0	0	128,835	10.98	93.8%
Valley	Sacramento--Arden et al, CA	Raley’s +	100.0%		98,240	0	8,765	107,005	18.39	91.4%
El Camino Promenade	San Diego-Carlsbad et al, CA	T.J. Maxx, Staples, Dollar Tree, Beverages & More	100.0%		129,676	0	0	129,676	23.45	97.8%
Rancho San Marcos Village	San Diego-Carlsbad et al, CA	Von’s +, 24 Hour Fitness	100.0%		120,829	0	11,860	132,689	17.92	94.1%
San Marcos Plaza	San Diego-Carlsbad et al, CA	Albertsons + (O.B.O.)	100.0%		35,880	0	45,206	81,086	31.35	100.0%
580 Market Place	San Francisco-Oakland et al, CA	Safeway +, 24 Hour Fitness, Petco	100.0%		100,165	0	0	100,165	29.39	92.2%
Fremont Gateway Plaza	San Francisco-Oakland et al, CA	Raley’s +, 24 Hour Fitness, Big Cinemas	100.0%		194,601	0	167,100	361,701	19.30	96.5%
Greenhouse Marketplace	San Francisco-Oakland et al, CA	Safeway + (O.B.O.), Longs Drug Stores (O.B.O.), Jo-Ann Fabrics, 99 Cents Only, Factory 2 U	100.0%		147,063	0	89,769	236,832	18.81	100.0%
Silver Creek Plaza	San Jose-Sunnyvale et al, CA	Safeway +, Walgreens, Orchard Supply (O.B.O.)	100.0%		132,925	0	65,000	197,925	23.00	100.0%
Tully Corners Shopping Center	San Jose-Sunnyvale et al, CA	Food Maxx +, Petco	10.0%	(1)(3)	11,599	104,393	0	115,992	18.69	96.4%
Freedom Centre	Santa Cruz-Watsonville, CA	Safeway +, Rite Aid, Big Lots, Ace Hardware	100.0%		150,241	0	0	150,241	15.55	91.3%
Stony Point Plaza	Santa Rosa-Petaluma, CA	Food Maxx +, Ross Dress for Less, Fallas Paredes	100.0%		195,129	0	5,442	200,571	11.39	90.8%
Southampton Center	Vallejo-Fairfield, CA	Raley’s +, Ace Hardware	100.0%		162,764	0	0	162,764	19.19	95.1%
Sunset Center	Vallejo-Fairfield, CA	Rite Aid, In-Shape City	100.0%		85,238	0	13,041	98,279	14.82	92.8%
Creekside Center	Vallejo-Fairfield, CA	Raley’s +	100.0%		114,445	0	0	114,445	20.18	97.0%

California Total:	# of Properties: 31				4,013,582	398,226	1,046,279	5,458,087

Colorado
Academy Place	Colorado Springs, CO	Safeway + (O.B.O.), Target (O.B.O.), Ross Dress For Less	100.0%		83,878	0	206,586	290,464	11.57	86.5%
Uintah Gardens	Colorado Springs, CO	King Sooper’s +, Dollar Tree, Ace Hardware, Walgreens, Petco, Family Dollar	100.0%		214,774	0	0	214,774	7.82	100.0%
Aurora City Place	Denver-Aurora, CO	Super Target + (O.B.O.), Sports Authority, Barnes & Noble, Ross Dress For Less, PetSmart	50.0%	(1)(3)	180,478	180,478	182,000	542,956	16.74	87.4%
Green Valley Ranch Towne Center	Denver-Aurora, CO	King Sooper’s + (O.B.O.)	50.0%	(1)(3)	28,474	28,474	58,000	114,947	17.78	82.7%
Lowry Town Center	Denver-Aurora, CO	Albertsons + (O.B.O.)	50.0%	(1)(3)	38,349	38,349	52,700	129,398	25.51	92.1%
Edgewater Marketplace	Denver-Aurora, CO	King Sooper’s +, Ace Hardware, Target (O.B.O.)	100.0%		144,553	0	126,000	270,553	10.19	98.9%
CityCenter Englewood	Denver-Aurora, CO	Wal-Mart (O.B.O.), Ross Dress for Less, Petco, Office Depot, Bally Total Fitness	51.0%	(1)(3)	137,298	131,914	90,000	359,213	16.15	89.4%
Cherry Creek	Denver-Aurora, CO	Sports Authority, PetsMart, Target (O.B.O.)	100.0%		78,148	0	194,523	272,671	24.85	100.0%
Crossing at Stonegate	Denver-Aurora, CO	King Sooper’s +	51.0%	(1)(3)	55,620	53,438	0	109,058	15.27	100.0%
Thorncreek Crossing	Denver-Aurora, CO	Sunflower Farmers Market +, Super Target + (O.B.O.), Barnes & Noble, Cost Plus, Michael’s, OfficeMax, Dollar Tree	51.0%	(1)(3)	108,190	103,947	174,000	386,137	15.07	100.0%
Westminster Plaza	Denver-Aurora, CO	Safeway +, Walgreens (O.B.O.)	50.0%	(1)	48,506	48,506	14,100	111,113	18.56	98.5%

Colorado Total:	# of Properties: 11				1,118,268	585,106	1,097,909	2,801,284

Florida
Paradise Key at Kelly Plantation	Fort Walton Beach et al, FL	Publix +, Bed Bath & Beyond, Ross, Old Navy, SteinMart	10.0%	(1)(3)	27,178	244,599	0	271,777	12.89	98.1%
Shoppes at Paradise Isle	Fort Walton Beach et al, FL	Big Lots, Best Buy, PetSmart, Office Depot, Michaels	25.0%	(1)(3)	42,917	128,752	0	171,669	16.12	98.4%
Argyle Village	Jacksonville, FL	Publix +, Bed Bath & Beyond, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics, Michaels	100.0%		315,497	0	0	315,497	10.59	92.2%
Atlantic North	Jacksonville, FL	Academy	50.0%	(1)(3)(4)	33,842	33,842	0	67,685	N/A	100.0%
Atlantic West	Jacksonville, FL	T.J. Maxx, Office Depot, Dollar Tree, Shoe Carnival, Kohl’s (O.B.O.)	50.0%	(1)(3)	33,736	33,736	96,010	163,481	11.83	100.0%
Kernan Village	Jacksonville, FL	Wal-Mart (O.B.O.), Ross Dress for Less, Petco	50.0%	(1)(3)	42,652	42,652	203,622	288,925	16.49	92.4%
Epic Village - St. Augustine	Jacksonville, FL	Epic Theaters (O.B.O.)	70.0%	(1)	8,542	3,661	51,977	64,180	18.17	86.6%
Boca Lyons	Miami-Fort Lauderdale et al, FL	Jacob’s Classic Market +, Ross Dress for Less	100.0%		117,515	0	0	117,515	20.01	96.4%
Embassy Lakes	Miami-Fort Lauderdale et al, FL	Winn Dixie +, Tuesday Morning	100.0%		131,723	0	48,214	179,937	13.07	89.2%
Hollywood Hills Plaza	Miami-Fort Lauderdale et al, FL	Publix +, Target, CVS/pharmacy	20.0%	(1)(3)	72,957	291,828	43,724	408,509	18.19	97.6%

Weingarten Realty Investors

Property Listing

As of September 30, 2012

					Gross Leasable Area
						Joint			Average
			WRI		WRI	Venture	Owned by		Base Rent	Occupancy
Center	CBSA	Anchors	Owned %	Foot Notes	Owned	Share	Other	Total	(ABR)%

TJ Maxx Plaza	Miami-Fort Lauderdale et al, FL	Winn Dixie +, T.J. Maxx, Dollar Tree	100.0%		161,429	0	0	161,429	14.99	98.2%
Palm Lakes Plaza	Miami-Fort Lauderdale et al, FL	Publix +, CVS/pharmacy	20.0%	(1)(3)	22,750	91,002	0	113,752	11.50	87.5%
Kendall Corners	Miami-Fort Lauderdale et al, FL	Ashley Furniture	20.0%	(1)(3)	19,294	77,178	0	96,472	28.13	95.9%
South Dade	Miami-Fort Lauderdale et al, FL	Publix +, Bed Bath & Beyond, Petco, Chuck E. Cheese	20.0%	(1)(3)	43,895	175,578	0	219,473	13.80	93.4%
Tamiami Trail Shops	Miami-Fort Lauderdale et al, FL	Publix +, CVS/pharmacy	20.0%	(1)(3)	22,173	88,694	21,697	132,564	14.87	92.5%
Northridge	Miami-Fort Lauderdale et al, FL	Publix +, Petco, Ross Dress for Less, Dollar Tree, Bally Total Fitness	20.0%	(1)(3)	47,214	188,855	3,028	239,097	16.91	97.6%
Shoppes at Parkland	Miami-Fort Lauderdale et al, FL	BJ’s Wholesale Club +	30.0%	(1)	43,663	101,880	21,588	167,131	12.60	99.2%
Flamingo Pines	Miami-Fort Lauderdale et al, FL	Publix +	20.0%	(1)(3)	25,373	101,491	21,976	148,840	16.93	95.4%
Flamingo Pines	Miami-Fort Lauderdale et al, FL	Wal-Mart Supercenter + (O.B.O.), U.S. Post Office, Florida Technical College	100.0%		139,462	0	127,299	266,761	19.10	95.4%
Pembroke Commons	Miami-Fort Lauderdale et al, FL	Publix +, Marshalls, Office Depot, LA Fitness, Dollar Tree	20.0%	(1)(3)	60,914	243,658	20,257	324,829	13.47	99.2%
Publix at Laguna Isles	Miami-Fort Lauderdale et al, FL	Publix +	100.0%		69,475	0	0	69,475	14.12	83.6%
Vizcaya Square	Miami-Fort Lauderdale et al, FL	Winn Dixie +	100.0%		110,081	0	0	110,081	13.89	92.9%
Sunrise West Shopping Center	Miami-Fort Lauderdale et al, FL	Publix +	25.0%	(1)(3)	19,080	57,241	0	76,321	14.30	85.8%
Colonial Landing	Orlando, FL	PetSmart, Sports Authority, Bed Bath & Beyond	50.0%	(1)	130,112	130,112	0	260,224	13.35	98.3%
Colonial Plaza	Orlando, FL	Staples, Ross Dress for Less, Marshalls, Old Navy, SteinMart, Barnes & Noble, Petco, Big Lots, Hobby Lobby	100.0%		502,182	0	0	502,182	13.61	91.4%
International Drive Value Center	Orlando, FL	Bed Bath & Beyond, Ross Dress for Less, T.J. Maxx	20.0%	(1)(3)	37,133	148,531	0	185,664	9.18	69.3%
Market at Southside	Orlando, FL	Ross Dress for Less, Beall’s, Dollar Tree	100.0%		95,135	0	64,627	159,762	10.27	94.4%
Phillips Crossing	Orlando, FL	Whole Foods +, Golf Galaxy, Michaels	100.0%		145,644	0	0	145,644	26.02	97.7%
Phillips Landing	Orlando, FL	Wal-Mart (O.B.O.), Planet Fitness	100.0%		66,223	0	219,815	286,038	19.10	91.0%
The Marketplace at Dr. Phillips	Orlando, FL	Stein Mart, Home Goods, Morton’s of Chicago, Office Depot	20.0%	(1)(3)	65,222	260,886	0	326,108	20.71	92.5%
The Shoppes at South Semoran	Orlando, FL	Wal-Mart Neighborhood Market +, Dollar Tree	100.0%		101,486	0	0	101,486	14.90	100.0%
Westland Terrace Plaza	Orlando, FL	T.J. Maxx, Petco, Shoe Carnival	100.0%		77,521	0	0	77,521	14.05	99.7%
Alafaya Square	Orlando, FL	Publix +	20.0%	(1)(3)	35,297	141,189	0	176,486	12.34	83.3%
University Palms	Orlando, FL	Publix +	30.0%	(1)	29,752	69,420	5,955	105,127	13.34	92.7%
Marketplace at Seminole Towne Center	Orlando, FL	Super Target + (O.B.O.), Marshalls, Ross Dress for Less, Old Navy, Sports Authority, Petco	100.0%		302,135	0	181,913	484,048	14.44	98.2%
Winter Park Corners	Orlando, FL	Whole Foods Market +	100.0%		102,382	0	0	102,382	19.32	92.7%
Indian Harbour Place	Palm Bay-Melbourne et al, FL	Publix +, Beall’s	25.0%	(1)(3)	40,880	122,641	0	163,521	11.85	99.3%
Lake Washington Crossing	Palm Bay-Melbourne et al, FL	Publix +	25.0%	(1)(3)	29,707	89,121	0	118,828	10.05	74.6%
Lake Washington Square	Palm Bay-Melbourne et al, FL	Tuesday Morning	100.0%		111,835	0	0	111,835	10.95	87.9%
Pineapple Commons	Port St. Lucie-Fort Pierce, FL	Ross Dress for Less, Best Buy, PetSmart, Marshalls, CVS/pharmacy (O.B.O)	20.0%	(1)(3)	51,208	204,833	14,354	270,395	14.45	100.0%
Quesada Commons	Punta Gorda, FL	Publix +	25.0%	(1)(3)	14,722	44,168	0	58,890	13.22	92.9%
Shoppes of Port Charlotte	Punta Gorda, FL	Petco	25.0%	(1)(3)	10,253	30,758	0	41,011	20.23	90.2%
Shoppes of Port Charlotte	Punta Gorda, FL	Chick-Fil-A	25.0%	(1)(3)(4)	980	2,941	0	3,921	N/A	100.0%
Countryside Centre	Tampa-St. Petersburg et al, FL	T.J. Maxx, Home Goods, Dick’s Sporting Goods, Ross Dress for Less	100.0%		248,367	0	0	248,367	13.67	95.2%
Sunset 19	Tampa-St. Petersburg et al, FL	Publix +, Bed Bath & Beyond, Staples, Comp USA, Barnes & Noble, Sports Authority, Old Navy	100.0%		275,910	0	0	275,910	12.27	99.6%
Largo Mall	Tampa-St. Petersburg et al, FL	Albertsons + (O.B.O.), Beall’s, Marshalls, PetSmart, Bed Bath & Beyond, Staples, Michaels, Target (O.B.O.)	100.0%		377,503	0	197,631	575,134	15.46	94.4%
East Lake Woodlands	Tampa-St. Petersburg et al, FL	Sweetbay +, Walgreens	20.0%	(1)(3)	28,123	112,494	0	140,617	14.17	81.8%
Palms of Carrollwood	Tampa-St. Petersburg et al, FL	The Fresh Market +, Bed Bath & Beyond	100.0%		167,887	0	0	167,887	13.31	81.9%

Florida Total:	# of Properties: 47				4,658,961	3,261,741	1,343,687	9,264,388

Georgia
Lakeside Marketplace	Atlanta-Sandy Springs et al, GA	Super Target + (O.B.O.), Ross Dress for Less, Petco	100.0%		136,848	0	195,196	332,044	15.77	97.3%
Mansell Crossing	Atlanta-Sandy Springs et al, GA	buybuy BABY, Ross Dress for Less, Rooms to Go	20.0%	(1)(3)	20,586	82,345	0	102,931	12.46	100.0%
Camp Creek Marketplace II	Atlanta-Sandy Springs et al, GA	DSW, LA Fitness, Shopper’s World, American Signature	100.0%		196,283	0	31,720	228,003	14.23	99.1%
Cherokee Plaza	Atlanta-Sandy Springs et al, GA	Kroger +	30.0%	(1)	29,925	69,824	0	99,749	20.63	100.0%

Weingarten Realty Investors

Property Listing

As of September 30, 2012

					Gross Leasable Area
						Joint			Average
			WRI		WRI	Venture	Owned by		Base Rent	Occupancy
Center	CBSA	Anchors	Owned %	Foot Notes	Owned	Share	Other	Total	(ABR)%

Perimeter Village	Atlanta-Sandy Springs et al, GA	Wal-Mart Supercenter +, Cost Plus World Market, DSW, Hobby Lobby	100.0%		381,125	0	0	381,125	18.12	97.6%
Publix at Princeton Lakes	Atlanta-Sandy Springs et al, GA	Publix +	20.0%	(1)(3)	13,681	54,726	3,800	72,207	14.98	97.7%
Brookwood Square	Atlanta-Sandy Springs et al, GA	Marshalls	100.0%		234,501	0	0	234,501	10.55	43.7%
Dallas Commons	Atlanta-Sandy Springs et al, GA	Kroger + (O.B.O.)	100.0%		25,158	0	70,104	95,262	22.07	100.0%
Reynolds Crossing	Atlanta-Sandy Springs et al, GA	Kroger + (O.B.O.)	100.0%		45,758	0	70,225	115,983	23.35	92.8%
Grayson Commons	Atlanta-Sandy Springs et al, GA	Kroger +	100.0%		76,611	0	0	76,611	13.94	96.1%
Sandy Plains Exchange	Atlanta-Sandy Springs et al, GA	Publix +	30.0%	(1)	21,835	50,949	0	72,784	13.33	93.2%
Brownsville Commons	Atlanta-Sandy Springs et al, GA	Kroger + (O.B.O.)	100.0%		27,747	0	54,139	81,886	19.52	57.5%
Roswell Corners	Atlanta-Sandy Springs et al, GA	Super Target + (O.B.O.), Staples, T.J. Maxx	100.0%		136,124	0	177,890	314,014	16.35	96.7%
Roswell Crossing	Atlanta-Sandy Springs et al, GA	Trader Joe’s +, Office Max, PetsMart, Walgreens	100.0%		201,979	0	0	201,979	13.59	90.7%
Brookwood Marketplace	Atlanta-Sandy Springs et al, GA	Super Target + (O.B.O.), Home Depot, Bed Bath & Beyond, Office Max	100.0%		199,594	0	197,701	397,295	17.29	96.4%
Thompson Bridge Commons	Gainesville, GA	Kroger +	30.0%	(1)	28,676	66,911	0	95,587	13.41	94.9%

Georgia Total:	# of Properties: 16				1,776,431	324,755	800,775	2,901,961

Illinois
Burbank Station	Chicago et al, IL-IN-WI	Food For Less +, Babies “R” Us, AJ Wright, Office Max, The Sports Authority, PetSmart	100.0%		303,566	0	0	303,566	12.40	98.7%

Illinois Total:	# of Properties: 1				303,566	0	0	303,566

Kentucky
Millpond Center	Lexington-Fayette, KY	Kroger +	100.0%		124,498	0	27,000	151,498	10.29	90.0%
Regency Shopping Centre	Lexington-Fayette, KY	Kroger + (O.B.O.), T.J. Maxx, Michaels	100.0%		142,972	0	46,044	189,016	14.44	93.2%
Tates Creek	Lexington-Fayette, KY	Kroger +, Rite Aid	100.0%		193,134	0	5,160	198,294	12.54	100.0%
Festival at Jefferson Court	Louisville, KY-IN	Kroger +, PetSmart (O.B.O.), Staples, Factory Card Outlet	100.0%		168,986	0	49,410	218,396	12.41	99.2%

Kentucky Total:	# of Properties: 4				629,590	0	127,614	757,204

Louisiana
Town & Country Plaza	Hammond, LA	Winn Dixie +, Office Depot, CVS/pharmacy, Ross Dress for Less	100.0%		224,827	0	0	224,827	8.30	92.3%
Westwood Village	Lafayette, LA	Rouses Supermarket +, Stage, CVS	100.0%		138,034	0	0	138,034	9.84	99.2%
14/Park Plaza	Lake Charles, LA	Conn’s, Anna’s Linens, Family Dollar, Citi Trends	100.0%		172,068	0	0	172,068	7.25	86.4%
K-Mart Plaza	Lake Charles, LA	Albertsons +, Kmart, Dollar Tree	50.0%	(1)(3)	107,974	107,974	16,442	232,390	9.33	100.0%
Southgate	Lake Charles, LA	Market Basket +, Office Depot, Books-A-Million	100.0%		158,587	0	0	158,587	9.85	81.7%
Danville Plaza	Monroe, LA	County Market +, Citi Trends, Surplus Warehouse	100.0%		141,218	0	0	141,218	5.35	93.0%
Manhattan Place	New Orleans-Metairie-Kenner, LA	Target (O.B.O.), Ross Dress for Less, Stage, K&G Fashion	100.0%		137,315	0	139,300	276,615	15.10	98.9%
University Place	Shreveport-Bossier City, LA	Super Target + (O.B.O.), Best Buy, T.J. Maxx, CVS/pharmacy, Bed Bath & Beyond	100.0%		206,753	0	174,500	381,253	15.98	97.9%

Louisiana Total:	# of Properties: 8				1,286,776	107,974	330,242	1,724,992

Maryland
Pike Center	Washington, DC-VA-MD-WV		100.0%		81,336	0	0	81,336	53.22	73.9%

Maryland Total:	# of Properties: 1				81,336	0	0	81,336

Missouri
Ballwin Plaza	St. Louis, MO-IL	Schnucks +, Michaels	100.0%		200,915	0	0	200,915	9.20	81.7%
Western Plaza	St. Louis, MO-IL	Value Village	50.0%	(1)(3)	28,367	28,367	0	56,734	7.45	96.5%

Missouri Total:	# of Properties: 2				229,282	28,367	0	257,649

Nevada
Eastern Horizon	Las Vegas-Paradise, NV	Trader Joe’s +, Kmart + (O.B.O.)	100.0%		65,848	0	143,879	209,727	20.58	95.4%
Best in the West	Las Vegas-Paradise, NV	Old Navy, Best Buy, Office Depot, Bed Bath & Beyond, Babies “R” Us, DSW Shoes, PetSmart, Jo-Ann Stores, Sports Authority, Ulta	100.0%		428,067	0	0	428,067	16.06	93.9%
Charleston Commons	Las Vegas-Paradise, NV	Wal-Mart +, Ross, Office Max, 99 Cents Only, PetSmart	100.0%		332,539	0	29,975	362,514	16.31	98.3%

Weingarten Realty Investors

Property Listing

As of September 30, 2012

					Gross Leasable Area
						Joint			Average
			WRI		WRI	Venture	Owned by		Base Rent	Occupancy
Center	CBSA	Anchors	Owned %	Foot Notes	Owned	Share	Other	Total	(ABR)%

College Park S.C.	Las Vegas-Paradise, NV	El Super +, Sav-On Drugs, Anna’s Linens, Factory 2 U	100.0%		167,654	0	27,713	195,367	10.72	91.1%
Francisco Centre	Las Vegas-Paradise, NV	La Bonita Grocery +, Ross Dress for Less (O.B.O.), Fallas Paredes	100.0%		116,973	0	31,842	148,815	12.30	91.1%
Mission Center	Las Vegas-Paradise, NV	Albertsons + (O.B.O.), Sav-On Drug-CVS (O.B.O.), Toys “R” Us, T.J. Maxx	100.0%		152,151	0	60,018	212,169	11.82	85.5%
Paradise Marketplace	Las Vegas-Paradise, NV	Smith’s Food + (O.B.O.), Dollar Tree	100.0%		77,597	0	70,495	148,092	16.58	87.4%
Rainbow Plaza	Las Vegas-Paradise, NV	Albertsons +, JC Penney, Home Depot, 24 Hour Fitness	100.0%		273,916	0	0	273,916	14.47	84.3%
Rainbow Plaza, Phase I	Las Vegas-Paradise, NV	Albertsons +, JC Penney, Home Depot, 24 Hour Fitness	100.0%		136,369	0	0	136,369	13.10	91.5%
Rancho Towne & Country	Las Vegas-Paradise, NV	Smith’s Food +	100.0%		84,743	0	53,100	137,843	11.86	98.0%
Tropicana Beltway	Las Vegas-Paradise, NV	Wal-Mart Supercenter + (O.B.O.), Lowe’s (O.B.O.), Ross Dress for Less, PetSmart, Office Depot, Sports Authority, .99 Cents Only	100.0%		246,483	0	371,338	617,821	17.70	95.5%
Tropicana Marketplace	Las Vegas-Paradise, NV	Smith’s Food + (O.B.O.), Family Dollar	100.0%		69,475	0	73,168	142,643	17.91	77.7%
Westland Fair North	Las Vegas-Paradise, NV	Wal-Mart Supercenter + (O.B.O.), Lowe’s (O.B.O.), PetSmart, Office Depot, Michaels, Anna’s Linens	100.0%		214,127	0	388,777	602,904	16.86	89.1%

Nevada Total:	# of Properties: 12				2,365,942	0	1,250,305	3,616,247

New Mexico
Eastdale	Albuquerque, NM	Albertsons +, Family Dollar	100.0%		119,091	0	0	119,091	7.52	98.1%
North Towne Plaza	Albuquerque, NM	Whole Foods Market +, Home Goods	100.0%		112,666	0	29,440	142,106	18.26	100.0%
Pavillions at San Mateo	Albuquerque, NM	Wal-Mart Neighborhood Market +, Old Navy, Shoe Department, Skechers, Dollar Tree	100.0%		151,160	0	57,531	208,691	18.29	83.8%
Wyoming Mall	Albuquerque, NM	Wal-Mart Supercenter + (O.B.O.), Dollar Tree	100.0%		51,713	0	219,186	270,899	16.15	100.0%

New Mexico Total:	# of Properties: 4				434,630	0	306,157	740,787

North Carolina
Galleria	Charlotte-Gastonia et al, NC-SC	Off Broadway Shoes, Wal-Mart (O.B.O.)	100.0%		120,674	0	207,602	328,276	16.92	91.8%
Johnston Road Plaza	Charlotte-Gastonia et al, NC-SC	Food Lion +	100.0%		79,508	0	0	79,508	15.43	96.2%
Steele Creek Crossing	Charlotte-Gastonia et al, NC-SC	BI-LO +, Rite Aid	100.0%		77,301	0	0	77,301	16.69	100.0%
Whitehall Commons	Charlotte-Gastonia et al, NC-SC	Wal-Mart Supercenter + (O.B.O.), BI-LO + (O.B.O.), Lowes (O.B.O.)	100.0%		41,941	0	402,620	444,561	23.71	95.0%
Chatham Crossing	Durham, NC	Lowes Food +, CVS/pharmacy	25.0%	(1)(3)	24,039	72,116	0	96,155	13.39	96.2%
Cole Park Plaza	Durham, NC	Dollar General	25.0%	(1)(3)	20,564	61,694	0	82,258	10.27	55.8%
Bull City Market	Durham, NC	Whole Foods Market +	100.0%		40,875	0	0	40,875	18.71	100.0%
Hope Valley Commons	Durham, NC	Harris Teeter +	100.0%		81,371	0	0	81,371	22.34	98.3%
Ravenstone Commons	Durham, NC	Food Lion +	100.0%		60,424	0	0	60,424	14.74	89.6%
Capital Square	Raleigh-Cary, NC	Food Lion +	100.0%		143,063	0	0	143,063	7.21	100.0%
Harrison Pointe	Raleigh-Cary, NC	Harris Teeter +, Staples	100.0%		130,934	0	0	130,934	15.96	82.1%
High House Crossing	Raleigh-Cary, NC	Harris Teeter +	100.0%		90,155	0	0	90,155	14.32	90.1%
Northwoods Market	Raleigh-Cary, NC	Wal-Mart +	100.0%		77,802	0	0	77,802	18.21	81.7%
Parkway Pointe	Raleigh-Cary, NC	Food Lion +, Rite Aid	100.0%		80,061	0	0	80,061	10.97	95.3%
Avent Ferry	Raleigh-Cary, NC	Food Lion +, Family Dollar	100.0%		111,622	0	0	111,622	16.87	98.8%
Falls Pointe	Raleigh-Cary, NC	Harris Teeter +, Kohl’s (O.B.O.)	100.0%		112,203	0	86,350	198,553	17.16	91.9%
Leesville Town Centre	Raleigh-Cary, NC	Harris Teeter +, Rite Aid	100.0%		114,396	0	0	114,396	21.63	94.2%
Six Forks Station	Raleigh-Cary, NC	Food Lion +, Kmart, Home Depot, Bed Bath & Beyond	100.0%		466,585	0	0	466,585	10.54	94.2%
Stonehenge Market	Raleigh-Cary, NC	Harris Teeter +, SteinMart, Rite Aid	100.0%		188,521	0	0	188,521	12.29	95.5%
Heritage Station	Raleigh-Cary, NC	Harris Teeter +	30.0%	(1)	20,592	48,049	9,028	77,669	19.09	98.3%
Waterford Village	Wilmington, NC	Harris Teeter +	100.0%		89,715	0	0	89,715	20.83	89.9%

North Carolina Total:	# of Properties: 21				2,172,346	181,859	705,600	3,059,805

Oklahoma
Town and Country	Oklahoma City, OK	Office Depot, Big Lots, Westlake Hardware, Aaron Rents	100.0%		128,231	0	0	128,231	6.47	92.4%

Oklahoma Total:	# of Properties: 1				128,231	0	0	128,231

Weingarten Realty Investors

Property Listing

As of September 30, 2012

					Gross Leasable Area
						Joint			Average
			WRI		WRI	Venture	Owned by		Base Rent	Occupancy
Center	CBSA	Anchors	Owned %	Foot Notes	Owned	Share	Other	Total	(ABR)%

Oregon
Clackamas Square	Portland-Vancouver et al, OR-WA	Winco Foods + (O.B.O.), T.J. Maxx	20.0%	(1)(3)	14,790	59,161	62,600	136,551	17.19	88.3%
Oak Grove Market Center	Portland-Vancouver et al, OR-WA	Safeway +	100.0%		97,177	0	0	97,177	13.49	96.8%
Raleigh Hills Plaza	Portland-Vancouver et al, OR-WA	New Seasons Market +, Walgreens	20.0%	(1)(3)	7,904	31,616	0	39,520	24.40	100.0%

Oregon Total:	# of Properties: 3				119,871	90,777	62,600	273,248

South Carolina
Fresh Market Shoppes	Hilton Head Island-Beaufort, SC	The Fresh Market +	25.0%	(1)(3)	21,530	64,590	0	86,120	14.82	85.0%

South Carolina Total:	# of Properties: 1				21,530	64,590	0	86,120

Tennessee
Bartlett Towne Center	Memphis, TN-MS-AR	Kroger +, Petco, Dollar Tree, Shoe Carnival	100.0%		192,624	0	0	192,624	10.97	97.0%
Commons at Dexter Lake	Memphis, TN-MS-AR	Kroger +, SteinMart, Marshalls, Home Goods	30.0%	(1)	50,087	116,871	11,600	178,558	8.66	89.0%
Commons at Dexter Lake Phase II	Memphis, TN-MS-AR	Kroger +, SteinMart, Marshalls, Home Goods	30.0%	(1)	18,551	43,287	5,000	66,838	13.07	80.6%
Highland Square	Memphis, TN-MS-AR	Walgreens	100.0%	(4)	14,490	0	0	14,490	N/A	100.0%
Mendenhall Commons	Memphis, TN-MS-AR	Kroger +	30.0%	(1)	26,432	61,676	0	88,108	11.95	100.0%
Summer Center	Memphis, TN-MS-AR	Kroger +, Ross Dress for Less	100.0%		139,021	0	0	139,021	9.82	95.1%

Tennessee Total:	# of Properties: 5				441,205	221,834	16,600	679,639

Texas
Bell Plaza	Amarillo, TX	United Supermarket +, Dollar Tree	15.0%	(1)	19,595	111,036	0	130,631	10.50	98.4%
North Park Plaza	Beaumont-Port Arthur, TX	Target (O.B.O.), Toys “R” Us (O.B.O.)	50.0%	(1)(3)	70,036	70,036	162,534	302,606	13.86	89.4%
Phelan West	Beaumont-Port Arthur, TX	Kroger + (O.B.O.)	66.7%	(1)(3)	15,552	7,779	58,890	82,221	12.76	100.0%
Crossroads	Beaumont-Port Arthur, TX	Market Basket +, Beall’s, Baskin’s, Burke’s Outlet	100.0%		115,692	0	0	115,692	4.78	98.3%
Lone Star Pavilions	College Station-Bryan, TX	Best Buy, Office Depot, Barnes & Noble	100.0%		106,907	0	0	106,907	11.28	100.0%
Moore Plaza	Corpus Christi, TX	H. E. B. + (O.B.O.), Office Depot, Marshalls, Target (O.B.O.), Old Navy, Hobby Lobby, Steinmart	100.0%		371,650	0	227,972	599,622	13.65	98.0%
Gateway Station	Dallas-Fort Worth-Arlington, TX	Conn’s	70.0%	(1)	47,950	20,550	0	68,500	10.95	61.9%
Horne Street Market	Dallas-Fort Worth-Arlington, TX	24 Hour Fitness	100.0%	(4)	42,267	0	0	42,267	N/A	100.0%
Overton Park Plaza	Dallas-Fort Worth-Arlington, TX	Sprouts Farmers Market +, Sports Authority, PetsMart, T.J. Maxx, Home Depot (O.B.O.), Goody Goody Wines, Anna’s Linens, buybuy BABY	100.0%		355,259	0	110,000	465,259	13.56	89.5%
Independence Plaza	Dallas-Fort Worth-Arlington, TX	Babies “R” Us, Family Dollar, Harbor Freight, Surplus Warehouse	100.0%		170,363	0	0	170,363	11.28	93.7%
Preston Shepard Place	Dallas-Fort Worth-Arlington, TX	Babies “R” Us, Stein Mart, Nordstrom, Marshalls, Office Depot, Petco	20.0%	(1)(3)	72,667	290,670	0	363,337	16.25	86.3%
Lake Pointe Market Center	Dallas-Fort Worth-Arlington, TX	Tom Thumb + (O.B.O.), Walgreens (O.B.O.)	100.0%		40,513	0	81,176	121,689	21.70	73.5%
Boswell Towne Center	Dallas-Fort Worth-Arlington, TX	Albertsons + (O.B.O)	100.0%		26,088	0	61,920	88,008	21.49	95.7%
Montgomery Plaza	Houston-Baytown-Sugar Land, TX	Academy, Conn’s, 99 Cents Only, Petco, Anna’s Linens, Spec’s Liquor	100.0%		300,772	0	22,215	322,987	8.96	96.2%
Broadway	Houston-Baytown-Sugar Land, TX	Big Lots, Family Dollar	15.0%	(1)	11,191	63,413	0	74,604	6.98	92.1%
Galveston Place	Houston-Baytown-Sugar Land, TX	Randall’s +, Office Depot, Palais Royal, Spec’s Liquor	100.0%		210,537	0	0	210,537	10.41	98.0%
10/Federal	Houston-Baytown-Sugar Land, TX	Sellers Bros. +, Palais Royal, Harbor Freight Tools	15.0%	(1)	19,871	112,601	0	132,472	8.27	98.6%
Alabama-Shepherd	Houston-Baytown-Sugar Land, TX	Trader Joe’s +, PetSmart	100.0%		56,969	0	0	56,969	20.87	100.0%
Bellaire Boulevard	Houston-Baytown-Sugar Land, TX	Randall’s +	30.0%	(1)	10,524	24,557	6,192	41,273	25.46	100.0%
Braeswood Square	Houston-Baytown-Sugar Land, TX	Belden’s +, Walgreens	100.0%		104,686	0	0	104,686	12.26	93.9%
Centre at Post Oak	Houston-Baytown-Sugar Land, TX	Marshalls, Old Navy, Grand Lux Café, Nordstrom Rack	100.0%		183,940	0	0	183,940	29.41	99.1%
Champions Village	Houston-Baytown-Sugar Land, TX	Randall’s +, SteinMart, Palais Royal, Cost Plus, Barnes & Noble	30.0%	(1)	115,320	269,080	0	384,400	13.29	95.9%
Cullen Plaza	Houston-Baytown-Sugar Land, TX	Fiesta +, Family Dollar	15.0%	(1)	12,678	71,839	0	84,517	9.76	100.0%
Cypress Pointe	Houston-Baytown-Sugar Land, TX	Kroger +, Office Depot, Babies “R” Us	100.0%		186,399	0	96,660	283,059	9.53	97.1%
Edgebrook	Houston-Baytown-Sugar Land, TX	Fiesta +, Family Dollar	15.0%	(1)	11,769	66,691	0	78,460	10.20	100.0%
Fiesta Village	Houston-Baytown-Sugar Land, TX	Fiesta +	15.0%	(1)	4,537	25,712	0	30,249	8.81	100.0%
Glenbrook Square	Houston-Baytown-Sugar Land, TX	Kroger +	15.0%	(1)	11,684	66,206	0	77,890	8.98	92.3%
Griggs Road	Houston-Baytown-Sugar Land, TX	Family Dollar, Citi Trends	15.0%	(1)	12,017	68,099	0	80,116	10.71	51.9%
Harrisburg Plaza	Houston-Baytown-Sugar Land, TX	Fallas Paredes	15.0%	(1)	14,016	79,422	0	93,438	17.50	100.0%
HEB - Dairy Ashford & Memorial	Houston-Baytown-Sugar Land, TX	H.E.B. +	100.0%	(4)	36,874	0	0	36,874	N/A	100.0%

Weingarten Realty Investors

Property Listing

As of September 30, 2012

					Gross Leasable Area
						Joint			Average
			WRI		WRI	Venture	Owned by		Base Rent	Occupancy
Center	CBSA	Anchors	Owned %	Foot Notes	Owned	Share	Other	Total	(ABR)%

Heights Plaza	Houston-Baytown-Sugar Land, TX	Kroger +	100.0%		71,777	0	0	71,777	8.35	100.0%
Humblewood Shopping Plaza	Houston-Baytown-Sugar Land, TX	Kroger +, Conn’s, Walgreens, Michaels (O.B.O.), DSW (O.B.O.)	100.0%		180,226	0	99,000	279,226	13.90	100.0%
I-45/Telephone Rd. Center	Houston-Baytown-Sugar Land, TX	Sellers Bros. +, FAMSA, Dollar Tree, Fallas Paredes	15.0%	(1)	25,768	146,021	0	171,789	10.70	99.0%
Kirby Strip Center	Houston-Baytown-Sugar Land, TX	Freebirds Burrito	100.0%		10,000	0	0	10,000	25.03	100.0%
Lawndale	Houston-Baytown-Sugar Land, TX	LaMichoacana Meat Market, Family Dollar, 99 Cents Only	15.0%	(1)	7,819	44,308	0	52,127	9.97	97.0%
Little York Plaza	Houston-Baytown-Sugar Land, TX	Sellers Bros. +, Fallas Paredes	15.0%	(1)	17,082	96,796	0	113,878	7.99	88.3%
Lyons Avenue	Houston-Baytown-Sugar Land, TX	Fiesta +, Fallas Paredes	15.0%	(1)	10,144	57,485	0	67,629	7.69	100.0%
Market at Westchase	Houston-Baytown-Sugar Land, TX	Whole Foods Market +	100.0%		84,081	0	0	84,081	17.60	91.9%
Market Street Shopping Center	Houston-Baytown-Sugar Land, TX	Sellers Bros. +, Family Dollar	50.0%	(1)	24,569	24,569	0	49,138	6.69	100.0%
North Oaks	Houston-Baytown-Sugar Land, TX	T.J. Maxx, Staples, Ross Dress for Less, Big Lots, Half Price Books, Anna’s Linens, Hobby Lobby	15.0%	(1)	60,778	344,408	0	405,186	10.36	92.5%
North Triangle	Houston-Baytown-Sugar Land, TX	CiCi’s Pizza	100.0%		16,060	0	0	16,060	21.74	67.6%
Northbrook Center	Houston-Baytown-Sugar Land, TX	Randall’s +, Office Depot, Citi Trends, Anna’s Linens, Dollar Tree	100.0%		173,288	0	0	173,288	13.46	98.9%
Northwest Crossing	Houston-Baytown-Sugar Land, TX	Target (O.B.O.), Marshalls, Best Buy, Dollar Tree, Big Lots	75.0%	(1)(3)	134,692	44,897	120,721	300,310	14.17	99.3%
Oak Forest	Houston-Baytown-Sugar Land, TX	Kroger +, Ross Dress for Less, Dollar Tree	100.0%		151,324	0	0	151,324	12.06	99.1%
Orchard Green	Houston-Baytown-Sugar Land, TX	Sellers Bros. +, Family Dollar	100.0%		74,983	0	0	74,983	10.88	100.0%
Randall’s/Cypress Station	Houston-Baytown-Sugar Land, TX	David’s Bridal	100.0%		138,749	0	0	138,749	12.74	85.7%
Randall’s/Kings Crossing	Houston-Baytown-Sugar Land, TX	Randall’s +, CVS/pharmacy	30.0%	(1)	37,919	88,478	0	126,397	15.66	100.0%
Richmond Square	Houston-Baytown-Sugar Land, TX	Best Buy, Cost Plus	100.0%		93,944	0	0	93,944	20.77	100.0%
River Oaks East	Houston-Baytown-Sugar Land, TX	Kroger +	100.0%		71,265	0	0	71,265	28.52	100.0%
River Oaks West	Houston-Baytown-Sugar Land, TX	Barnes & Noble, Talbots, Ann Taylor, Gap, JoS. A. Bank	100.0%		248,663	0	0	248,663	28.52	93.9%
Sheldon Forest North	Houston-Baytown-Sugar Land, TX	Family Dollar	100.0%		22,040	0	0	22,040	9.65	100.0%
Sheldon Forest South	Houston-Baytown-Sugar Land, TX	Gerland’s +, Burke’s Outlet	50.0%	(1)	37,670	37,670	0	75,340	9.65	100.0%
Shoppes at Memorial Villages	Houston-Baytown-Sugar Land, TX	Rexel	100.0%		182,541	0	0	182,541	7.75	93.1%
Shops at Three Corners	Houston-Baytown-Sugar Land, TX	Fiesta +, Ross Dress for Less, PetSmart, Office Depot, Big Lots	70.0%	(1)	173,060	74,169	25,121	272,350	12.66	97.9%
Southgate	Houston-Baytown-Sugar Land, TX	Food-A-Rama +, CVS/pharmacy, Family Dollar, Palais Royal	15.0%	(1)	18,789	106,471	0	125,260	9.86	95.5%
Spring Plaza	Houston-Baytown-Sugar Land, TX	Sellers Bros. +, Family Dollar	15.0%	(1)	8,875	50,291	0	59,166	8.64	93.1%
Stella Link	Houston-Baytown-Sugar Land, TX	Sellers Bros.+, Burke’s Outlet, Spec’s Liquor Warehouse	100.0%		70,087	0	0	70,087	9.11	94.4%
Ten Blalock Square	Houston-Baytown-Sugar Land, TX	99 Ranch Market +	100.0%		97,277	0	0	97,277	14.92	100.0%
Village Arcade	Houston-Baytown-Sugar Land, TX	Gap, Baby Gap, Chicos	100.0%		57,203	0	0	57,203	36.96	100.0%
Village Arcade-Phase II	Houston-Baytown-Sugar Land, TX	Talbots	100.0%		28,371	0	0	28,371	36.96	100.0%
Village Arcade-Phase III	Houston-Baytown-Sugar Land, TX	Banana Republic, Express, Ann Taylor	100.0%		107,134	0	0	107,134	36.96	95.8%
Village Plaza at Bunker Hill	Houston-Baytown-Sugar Land, TX	H. E. B. +, PetSmart, Babies “R” Us, Academy	57.8%	(1)(3)	283,399	207,335	4,470	495,204	12.77	98.4%
Westchase Center	Houston-Baytown-Sugar Land, TX	Randall’s+ , Ross Dress for Less, Golfsmith, Palais Royal, Petco, Target (O.B.O.)	100.0%		231,477	0	99,550	331,027	12.43	96.8%
Westhill Village	Houston-Baytown-Sugar Land, TX	Ross Dress for Less, Office Depot, 99 Cents Only, Anna’s Linens	100.0%		130,041	0	0	130,041	15.07	100.0%
League City Plaza	Houston-Baytown-Sugar Land, TX	Kroger +	15.0%	(1)	19,048	107,942	0	126,990	12.40	96.8%
Rose-Rich	Houston-Baytown-Sugar Land, TX	Family Dollar, Palais Royal	100.0%		102,641	0	0	102,641	9.71	75.2%
Market at Town Center	Houston-Baytown-Sugar Land, TX	Old Navy, Home Goods, Marshalls, Ross Dress for Less	100.0%		388,865	0	0	388,865	18.62	98.3%
Palmer Plaza	Houston-Baytown-Sugar Land, TX	Dollar Tree	100.0%		96,526	0	99,980	196,506	9.31	91.4%
Killeen Marketplace	Killeen-Temple-Fort Hood, TX	Best Buy, Ross Dress for Less, Staples, Home Depot (O.B.O.)	100.0%		115,203	0	135,934	251,137	12.15	97.0%
North Creek Plaza	Laredo, TX	H. E. B. + (O.B.O.), Target (O.B.O.), Marshalls, Old Navy, Best Buy, Bed Bath & Beyond	100.0%		239,897	0	241,867	481,764	14.16	95.9%
Plantation Centre	Laredo, TX	H. E. B. +	100.0%		135,373	0	7,642	143,015	13.96	100.0%
Angelina Village	Lufkin, TX	Kmart, Conn’s	100.0%		248,199	0	0	248,199	9.09	91.6%
Las Tiendas Plaza	McAllen-Edinburg-Pharr, TX	Target (O.B.O.), Mervyn’s (O.B.O.), Academy, Conn’s, Ross Dress for Less, Marshalls, Office Depot	50.0%	(1)(3)	143,968	143,968	212,132	500,067	10.23	96.8%
Market at Nolana	McAllen-Edinburg-Pharr, TX	Wal-Mart (O.B.O.)	50.0%	(1)(3)	20,315	20,315	203,191	243,821	21.97	77.6%
Northcross	McAllen-Edinburg-Pharr, TX	Barnes & Noble	50.0%	(1)(3)	37,732	37,732	0	75,465	16.08	95.9%
Old Navy Building	McAllen-Edinburg-Pharr, TX	Old Navy	50.0%	(1)(3)(4)	7,500	7,500	0	15,000	N/A	100.0%
South 10th St. HEB	McAllen-Edinburg-Pharr, TX	H. E. B. +	50.0%	(1)(3)	51,851	51,851	0	103,702	11.43	100.0%

Weingarten Realty Investors

Property Listing

As of September 30, 2012

					Gross Leasable Area
						Joint			Average
			WRI		WRI	Venture	Owned by		Base Rent	Occupancy
Center	CBSA	Anchors	Owned %	Foot Notes	Owned	Share	Other	Total	(ABR)%

Market at Sharyland Place	McAllen-Edinburg-Pharr, TX	Wal-Mart (O.B.O.), Kohl’s, Dollar Tree	50.0%	(1)(3)	56,456	56,456	188,262	301,174	19.05	98.2%
Sharyland Towne Crossing	McAllen-Edinburg-Pharr, TX	H.E.B. +, Target (O.B.O.), T.J. Maxx, Petco, Office Depot, Ross Dress for Less	50.0%	(1)(3)	176,520	176,520	131,909	484,949	14.48	100.0%
Starr Plaza	Rio Grande City, TX	H. E. B. +, Beall’s, Dollar General	50.0%	(1)(3)	88,346	88,346	0	176,693	11.53	97.0%
Fiesta Trails	San Antonio, TX	H. E. B. + (O.B.O.), Target (O.B.O.), Act III Theatres, Marshalls, Office Max, SteinMart, Petco, Anna’s Linens	100.0%		306,370	0	176,000	482,370	14.96	99.3%
Oak Park Village	San Antonio, TX	H. E. B. +	30.0%	(1)	19,286	45,001	0	64,287	9.54	100.0%
Parliament Square	San Antonio, TX	Family Dollar	100.0%		64,950	0	0	64,950	11.66	84.4%
Parliament Square II	San Antonio, TX	Incredible Pizza	100.0%	(4)	54,541	0	0	54,541	N/A	100.0%
Thousand Oaks	San Antonio, TX	H. E. B. +, Beall’s, Tuesday Morning	15.0%	(1)	24,432	138,450	0	162,882	10.49	95.0%
Valley View	San Antonio, TX	Marshalls, Dollar Tree	100.0%		91,544	0	0	91,544	10.59	93.4%
Broadway	Tyler, TX	SteinMart	100.0%		60,400	0	0	60,400	7.95	87.6%

Texas Total:	# of Properties: 83				8,389,381	3,544,670	2,573,338	14,507,390

Utah
Alpine Valley Center	Provo-Orem, UT	Super Target + (O.B.O.), Old Navy, Justice, Dollar Tree, Office Depot	33.3%	(1)(3)	30,382	60,772	133,500	224,654	16.20	100.0%
Taylorsville Town Center	Salt Lake City, UT	The Fresh Market + (O.B.O.), Rite Aid	100.0%		90,157	0	40,057	130,214	17.20	92.8%
West Jordan Town Center	Salt Lake City, UT	Target (O.B.O.), Petco, Office Depot	100.0%		182,099	0	122,800	304,899	12.10	88.0%

Utah Total:	# of Properties: 3				302,638	60,772	296,357	659,767

Washington
Mukilteo Speedway Center	Seattle-Tacoma-Bellevue, WA	Dollar Tree	20.0%	(1)(3)	18,055	72,218	0	90,273	16.60	31.3%
Meridian Town Center	Seattle-Tacoma-Bellevue, WA	Safeway + (O.B.O.), Jo-Ann Fabric & Craft Store, Tuesday Morning	20.0%	(1)(3)	15,533	62,133	65,346	143,012	16.33	98.7%
South Hill Center	Seattle-Tacoma-Bellevue, WA	Bed Bath & Beyond, Ross Dress for Less, Best Buy	20.0%	(1)(3)	26,802	107,208	0	134,010	16.49	97.8%
Promenade 23	Seattle-Tacoma-Bellevue, WA	Red Apple Grocers +, Walgreens	100.0%		96,660	0	0	96,660	14.86	90.1%
Rainer Square Plaza	Seattle-Tacoma-Bellevue, WA	Safeway +, Ross Dress for Less	20.0%	(1)(3)	21,485	85,938	0	107,423	19.02	100.0%

Washington Total:	# of Properties: 5				178,535	327,497	65,346	571,378

Other
Operating Properties

Arizona
Arcadia Biltmore Plaza	Phoenix-Mesa-Scottsdale, AZ	Endurance Rehab, Weingarten Realty Regional Office	100.0%		21,122	0	0	21,122

Arizona Total:	# of Properties: 1				21,122	0	0	21,122

Georgia
Sears Logistics	Atlanta-Sandy Springs et al, GA	Vacant	20.0%	(1)(3)	80,511	322,043	0	402,554

Georgia Total:	# of Properties: 1				80,511	322,043	0	402,554

Tennessee
Crowfarn Drive Warehouse	Memphis, TN-MS-AR	C.M.I. Freight-Trans Inc., Memphis Distribution Services	20.0%	(1)(3)	31,770	127,079	0	158,849
Outland Business Center	Memphis, TN-MS-AR	Vistar Tennessee, Kuehne + Nagel, TricorBraun	20.0%	(1)(3)	82,088	328,350	0	410,438

Tennessee Total:	# of Properties: 2				113,858	455,429	0	569,287

Texas
1919 North Loop West	Houston-Baytown-Sugar Land, TX	State of Texas	100.0%		138,058	0	0	138,058
610 and 11th St. Warehouse	Houston-Baytown-Sugar Land, TX	Iron Mountain	20.0%	(1)(3)	48,754	195,017	0	243,771
610/288 Business Park	Houston-Baytown-Sugar Land, TX	Dupuy Storage	20.0%	(1)(3)	59,060	236,240	0	295,300
Citadel Plaza	Houston-Baytown-Sugar Land, TX	Weingarten Realty Investors Corporate Office	100.0%		121,000	0	0	121,000
Houston Cold Storage Warehouse	Houston-Baytown-Sugar Land, TX	Preferred Freezer Services	100.0%		128,752	0	0	128,752

Weingarten Realty Investors

Property Listing

As of September 30, 2012

					Gross Leasable Area
						Joint			Average
			WRI		WRI	Venture	Owned by		Base Rent	Occupancy
Center	CBSA	Anchors	Owned %	Foot Notes	Owned	Share	Other	Total	(ABR)%

Kempwood Industrial	Houston-Baytown-Sugar Land, TX	Pioneer Contract Services, Wyatt Field Service Company, Omron Oilfield & Marine	20.0%	(1)(3)	44,721	178,882	0	223,603
Lathrop Warehouse	Houston-Baytown-Sugar Land, TX	Palmer Distribution	20.0%	(1)(3)	50,378	201,512	0	251,890
Navigation Business Park	Houston-Baytown-Sugar Land, TX	Genesis Worldwide Logistics	20.0%	(1)(3)	47,693	190,771	0	238,464
Northway Park II	Houston-Baytown-Sugar Land, TX	Jet Lube, Inc., Lamons Gasket, Custom Polymers	20.0%	(1)(3)	60,715	242,862	0	303,577
Railwood F	Houston-Baytown-Sugar Land, TX	Shell Oil Company	20.0%	(1)(3)	60,000	240,000	0	300,000
Railwood G	Houston-Baytown-Sugar Land, TX	Global Stainless Supply, Inc.	50.0%	(1)(3)	105,425	105,425	0	210,850
Railwood Industrial Park	Houston-Baytown-Sugar Land, TX	Val-Fit Inc., Georgia Gulf Chemicals & Vinyl	20.0%	(1)(3)	99,531	398,125	0	497,656
West Loop Commerce Center	Houston-Baytown-Sugar Land, TX	Goodwill	100.0%		35,886	0	0	35,886

Texas Total:	# of Properties: 13				999,973	1,988,834	0	2,988,807

Total Operating Properties	# of Properties: 301				32,422,086	11,964,474	11,682,269	56,068,830

New Development
Colorado
River Point at Sheridan	Denver-Aurora, CO		50.0%	(1)(2)	57,531	57,531	333,133	448,195

Colorado Total:	# of Properties: 1				57,531	57,531	333,133	448,195

Florida
Clermont Landing	Orlando, FL		65.7%	(1)(2)(3)	1,366,233	713,586	177,229	2,257,048
Whole Foods @ Carrollwood	Tampa-St. Petersburg et al, FL		100.0%	(2)	36,700	0	0	36,700

Florida Total:	# of Properties: 2				1,402,933	713,586	177,229	2,293,748

Georgia
Dacula Marketplace	Atlanta-Sandy Springs et al, GA		100.0%	(2)	6,600	0	92,803	99,403

Georgia Total:	# of Properties: 1				6,600	0	92,803	99,403

North Carolina
Surf City Crossing	Wilmington, NC		100.0%	(2)	56,199	0	0	56,199

North Carolina Total:	# of Properties: 1				56,199	0	0	56,199

Tennessee
Ridgeway Trace	Memphis, TN-MS-AR		100.0%	(2)	146,496	0	137,740	284,236

Tennessee Total:	# of Properties: 1				146,496	0	137,740	284,236

Texas
North Towne Plaza	Brownsville-Harlingen, TX		100.0%	(2)	11,600	0	117,000	128,600
Tomball Marketplace	Houston-Baytown-Sugar Land, TX		100.0%	(2)	78,250	0	153,821	232,071
Westwood Center	San Antonio, TX		100.0%	(2)	35,080	0	9,005	44,085

Texas Total:	# of Properties: 3				124,930	0	279,826	404,756

Utah
300 West	Salt Lake City, UT		31.8%	(1)(2)(3)	13,530	28,976	138,108	180,614

Utah Total:	# of Properties: 1				13,530	28,976	138,108	180,614

Weingarten Realty Investors

Property Listing

As of September 30, 2012

					Gross Leasable Area
						Joint			Average
			WRI		WRI	Venture	Owned by		Base Rent	Occupancy
Center	CBSA	Anchors	Owned %	Foot Notes	Owned	Share	Other	Total	(ABR)%

Virginia
Hilltop Village	Washington, DC-VA-MD-WV		100.0%	(1)(2)	0	0	0	0

Virginia Total:	# of Properties: 1				0	0	0	0

Total New Developments	# of Properties: 11				1,808,219	800,093	1,158,839	3,767,151

Unimproved Land
Arizona
Bullhead Parkway at State Route 95, Bullhead City								312,761
Lon Adams Rd at Tangerine Farms Rd, Marana								422,532
Southern Avenue and Signal Butte Road, Mesa								63,162

Arizona Total:								798,455

California
Bear Valley Road at Jess Ranch Parkway Phase II, Apple Valley								138,956
Bear Valley Road at Jess Ranch Parkway Phase III, Apple Valley								473,497

California Total:								612,453

Colorado
Highway 85 and Highway 285, Sheridan								792,792

Colorado Total:								792,792

Florida
Young Pines and Curry Ford Rd, Orange County								132,422
State Road 100 & Belle Terre Parkway, Palm Coast								292,288
SR 207 at Rolling Hills Dr, St. Augustine								228,254

Florida Total:								652,964

Georgia
NWC South Fulton Pkwy. @ Hwy. 92, Union City								3,554,496

Georgia Total:								3,554,496

Louisiana
Ambassador Caffery at W. Congress, Lafayette								34,848

Louisiana Total:								34,848

Nevada
SWC Highway 215 at Decatur, Las Vegas								707,414

Nevada Total:								707,414

North Carolina
U.S. Hwy. 17 & U.S. Hwy. 74/76, Leland								549,727
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh								510,959
Highway 17 and Highway 210, Surf City								2,024,233
U.S. Highway 1 at Caveness Farms Rd., Wake Forest								1,637,420

North Carolina Total:								4,722,339

Tennessee
Poplar Avenue and Ridgeway Road, Memphis								53,579

Tennessee Total:								53,579

Texas
U.S. 77 and 83 at SHFM 802, Brownsville								914,723
Rock Prairie Rd. at Hwy. 6, College Station								394,218

Weingarten Realty Investors

Property Listing

As of September 30, 2012

					Gross Leasable Area
						Joint			Average
			WRI		WRI	Venture	Owned by		Base Rent	Occupancy
Center	CBSA	Anchors	Owned %	Foot Notes	Owned	Share	Other	Total	(ABR)%

River Pointe Drive at Interstate 45, Conroe								72,745
Leslie Rd. at Bandera Rd., Helotes								74,052
Bissonnet at Wilcrest, Houston								40,946
Citadel Plaza at 610 North Loop, Houston								137,214
East Orem, Houston								121,968
Kirkwood at Dashwood Drive, Houston								321,908
Mesa Road at Tidwell, Houston								105,501
Northwest Freeway at Gessner, Houston								117,612
West Little York at Interstate 45, Houston								161,172
West Loop North at Interstate 10, Houston								145,055
Nolana Ave. and 29th St., McAllen								163,350
Shary Rd. at North Hwy. 83, Mission								1,560,319
9th Ave. at 25th St., Port Arthur								243,065
Gattis School Rd at A.W. Grimes Blvd, Round Rock								100,188
FM 1957 (Potranco Road) and FM 211, San Antonio								8,655,372
SH 151 and Ingram Rd, San Antonio								312,238
US Hwy. 281 at Wilderness Oaks, San Antonio								1,269,774
Highway 3 at Highway 1765, Texas City								200,812
FM 2920 and Highway 249, Tomball								459,776

Texas Total:								15,572,008

Utah
South 300 West & West Paxton Avenue, Salt Lake City								201,683

Utah Total:								201,683

Total Unimproved Land								27,703,031

Other Topics of Interest

Weingarten Realty Investors

Reconciliation of Impairment Transactions

(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30, 2012		September 30, 2012 (3)

Summary of Impaired Items (at pro rata) :

Properties Held for Sale or Sold (1)	$177	$-	$5,502	$0.05

Properties Marketed for Sale or Sold	216	-	23,246	0.19

Investments in Real Estate Joint Ventures (2)	-	-	6,608	0.05

Total Impairment Loss	$393	$-	$35,356	$0.29

Financial Statement Impact of Impairment Loss:

Impairment Loss	$159	$-	$9,908	$0.08

Discontinued Operations	177	-	5,502	0.05

Equity In Loss of Real Estate Joint Ventures and Partnerships, net	57	-	19,946	0.16

Total Impairment Loss	$393	$-	$35,356	$0.29

(1)	Amounts reported are due primarily to properties under contract.
(2)	Amounts reported were based on current indications of value.
(3)	For the nine months ended September 30, 2012, a reclassification for certain properties to discontinued operations has been made to conform to the current year presentation.

Weingarten Realty Investors

Guidance

2012 Guidance

	2012	2012
	Previous Guidance	Updated Guidance

Recurring FFO Per Diluted Share	$1.78 - $1.84	$1.80 - $1.84

Investment Activity
Acquisitions:	$200M -$250M	$200M -$250M

Dispositions:
Industrial	$420M -$430M	$420M - $430M
Retail	$150M -$250M	$150M - $250M

Total	$570M -$680M	$570M - $680M

New Development Investment:	$75M - $100M	$35M - $60M

Operations

Same Property Net Operating Income:	+4% to +5%	+4% to +5%

Signed Occupancy:	93% - 94% (1)	93% - 94% (1)

Retail Rental Growth:	-1% to +2%	+2% to +4%

2013 Guidance

2013
Guidance
Recurring FFO Per Diluted Share	$1.84 -$1.90

Assumes acquisitions and dispositions will be capital neutral.

(1)	Reflects signed occupancy for the retail portfolio.

Denotes change to original guidance